EXHIBIT 99.2

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter and Year Ended December 31, 2019

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2019. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Depreciation and Amortization for Real Estate Companies ("EBIDTAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this Supplemental package starting on page i.

BUSINESS DEVELOPMENTS
Disposition Activity
220 Central Park South ("220 CPS")
During the three months ended December 31, 2019, we closed on the sale of 17 condominium units at 220 CPS for net proceeds of $565,863,000 resulting in a financial statement net gain of $203,893,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $30,238,000 of income tax expense was recognized on our consolidated statements of income. During the year ended December 31, 2019, we closed on the sale of 54 condominium units at 220 CPS for net proceeds of $1,605,356,000 resulting in a financial statement net gain of $604,393,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $101,828,000 of income tax expense was recognized on our consolidated statements of income. From inception to December 31, 2019, we closed on the sale of 65 units for aggregate net proceeds of $1,820,132,000. During the year ended December 31, 2019, we repaid the remaining $737,000,000 of the $950,000,000 220 CPS loan.
Lexington Realty Trust ("Lexington")
On March 1, 2019, we sold all of our 18,468,969 common shares of Lexington, realizing net proceeds of $167,698,000. We recorded a $16,068,000 gain (mark-to-market increase), which is included in "interest and other investment income, net" on our consolidated statements of income for the year ended December 31, 2019.
Urban Edge Properties (“UE”)
On March 4, 2019, we converted to common shares and sold all of our 5,717,184 partnership units of UE, realizing net proceeds of $108,512,000. The sale resulted in a net gain of $62,395,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income for the year ended December 31, 2019.

BUSINESS DEVELOPMENTS
Disposition Activity - continued
Fifth Avenue and Times Square JV
On April 18, 2019 (the “Closing Date”), we entered into a transaction agreement (the “Transaction Agreement”) with a group of institutional investors (the “Investors”). The Transaction Agreement provides for a series of transactions (collectively, the “Transaction”) pursuant to which (i) prior to the Closing Date, we contributed our interests in properties located at 640 Fifth Avenue, 655 Fifth Avenue, 666 Fifth Avenue, 689 Fifth Avenue, 697-703 Fifth Avenue, 1535 Broadway and 1540 Broadway (collectively, the “Properties”) to subsidiaries of a newly formed joint venture (“Fifth Avenue and Times Square JV”) and (ii) on the Closing Date, transferred a 48.5% common interest in Fifth Avenue and Times Square JV to the Investors. The 48.5% common interest in the joint venture represents an effective 47.2% interest in the Properties (of which 45.4% was transferred from Vornado). The Properties include approximately 489,000 square feet of retail space, 327,000 square feet of office space, signage associated with 1535 and 1540 Broadway, the parking garage at 1540 Broadway and the theater at 1535 Broadway.
We retained the remaining 51.5% common interest in Fifth Avenue and Times Square JV which represents an effective 51.0% interest in the Properties and an aggregate $1.828 billion of preferred equity interests in certain of the properties. We also provided $500,000,000 of temporary preferred equity on 640 Fifth Avenue until May 23, 2019 when mortgage financing was completed. All of the preferred equity has an annual coupon of 4.25% for the first five years, increasing to 4.75% for the next five years and thereafter at a formulaic rate. It can be redeemed under certain conditions on a tax deferred basis.
Net cash proceeds from the Transaction were $1.179 billion, after (i) deductions for the defeasance of a $390,000,000 mortgage loan on 666 Fifth Avenue and the repayment of a $140,000,000 mortgage loan on 655 Fifth Avenue, (ii) proceeds from a $500,000,000 mortgage loan on 640 Fifth Avenue, described below, (iii) approximately $23,000,000 used to purchase noncontrolling investors' interests and (iv) approximately $53,000,000 of transaction costs (including $17,000,000 of costs related to the defeasance of the 666 Fifth Avenue mortgage loan).
We continue to manage and lease the Properties. We share control with the Investors over major decisions of the joint venture, including decisions regarding leasing, operating and capital budgets, and refinancings. Accordingly, we no longer hold a controlling financial interest in the Properties which has been transferred to the joint venture. As a result, our investment in Fifth Avenue and Times Square JV is accounted for under the equity method from the date of transfer. The Transaction valued the Properties at $5.556 billion resulting in a financial statement net gain of $2.571 billion, before noncontrolling interest of $11,945,000, including the related step up in our basis of the retained portion of the assets to fair value. The net gain is included in "net gain on transfer to Fifth Avenue and Times Square JV" on our consolidated statements of income for the year ended December 31, 2019. The gain for tax purposes was approximately $735,000,000.
On May 23, 2019, we received $500,000,000 from the redemption of our temporary preferred equity in 640 Fifth Avenue. The temporary preferred equity was redeemed from the proceeds of a $500,000,000 mortgage financing that was completed on the property. The five-year loan, which is guaranteed by us, is interest-only at LIBOR plus 1.01%. The interest rate was swapped for four years to a fixed rate of 3.07%.
330 Madison Avenue
On July 11, 2019, we sold our 25% interest in 330 Madison Avenue to our joint venture partner. We received net proceeds of approximately $100,000,000 after deducting our share of the existing $500,000,000 mortgage loan resulting in a financial statement net gain of $159,292,000. The net gain is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income for the year ended December 31, 2019. The gain for tax purposes was approximately $139,000,000.
3040 M Street
On September 18, 2019, we completed the $49,750,000 sale of 3040 M Street, a 44,000 square foot retail building in Washington, DC, which resulted in a net gain of $19,477,000 which is included in “net gains on disposition of wholly owned and partially owned assets” on our consolidated statements of income for year ended December 31, 2019. The gain for tax purposes was approximately $19,000,000.
Pennsylvania Real Estate Investment Trust ("PREIT")
On January 23, 2020, we sold all of our 6,250,000 common shares of PREIT, realizing net proceeds of $28,375,000. A $4,938,000 loss (mark-to-market decrease) will be recorded in the first quarter of 2020.

BUSINESS DEVELOPMENTS
Financing Activity
On January 28, 2019, a joint venture in which we have a 45.1% interest, completed a $167,500,000 refinancing of 61 Ninth Avenue, a 166,000 square foot Manhattan office and retail property. The seven-year interest-only loan carries a rate of LIBOR plus 1.35% (3.07% as of December 31, 2019) and matures in January 2026. We realized net proceeds of approximately $31,000,000. The loan replaces the previous $90,000,000 construction loan that bore interest at LIBOR plus 3.05% and was scheduled to mature in December 2021.
On February 4, 2019, we completed a $95,700,000 refinancing of 435 Seventh Avenue, a 43,000 square foot Manhattan retail property. The interest-only loan carries a rate of LIBOR plus 1.30% (3.00% as of December 31, 2019) and matures in February 2024. The recourse loan replaces the previous $95,700,000 loan that bore interest at LIBOR plus 2.25% and was scheduled to mature in August 2019.
On February 12, 2019, we completed a $580,000,000 refinancing of 100 West 33rd Street, a 1.1 million square foot Manhattan property comprised of 859,000 square feet of office space and the 256,000 square foot Manhattan Mall. The interest-only loan carries a rate of LIBOR plus 1.55% (3.25% as of December 31, 2019) and matures in April 2024, with two one-year extension options. The loan replaces the previous $580,000,000 loan that bore interest at LIBOR plus 1.65% and was scheduled to mature in July 2020.
On March 1, 2019, we called for redemption all of our $400,000,000 5.00% senior unsecured notes. The notes, which were scheduled to mature in January 2022, were redeemed on April 1, 2019 at a redemption price of 105.51% of the principal amount plus accrued interest. In connection therewith, we expensed $22,540,000 relating to debt prepayment costs which is included in "interest and debt expense" on our consolidated statements of income for the year ended December 31, 2019.
On March 26, 2019, we increased to $1.5 billion (from $1.25 billion) and extended to March 2024 (as fully extended) from February 2022 one of our two unsecured revolving credit facilities. The interest rate on the extended facility was lowered from LIBOR plus 1.00% to LIBOR plus 0.90%. The facility fee remains unchanged at 20 basis points.
On May 24, 2019, we extended our $375,000,000 mortgage loan on 888 Seventh Avenue, a 885,000 square foot Manhattan office building, from December 2020 to December 2025. The interest rate on the new amortizing mortgage loan is LIBOR plus 1.70% (3.44% as of December 31, 2019). Pursuant to an existing swap agreement, the interest rate on the $375,000,000 mortgage loan has been swapped to 3.25% through December 2020.
On June 28, 2019, a joint venture in which we have a 55% interest, completed a $145,700,000 refinancing of 512 West 22nd Street, a 173,000 square foot Manhattan office building, of which $109,565,000 was outstanding as of December 31, 2019. The four-year interest-only loan carries a rate of LIBOR plus 2.00% (3.72% as of December 31, 2019) and matures in June 2023 with a one-year extension option. The loan replaces the previous $126,000,000 construction loan that bore interest at LIBOR plus 2.65% and was scheduled to mature in November 2019.
On July 25, 2019, a joint venture in which we have a 50% interest, completed a $60,000,000 refinancing of 825 Seventh Avenue, a 165,000 square foot Manhattan office building, of which $31,889,000 was outstanding as of December 31, 2019. The interest-only loan carries a rate of LIBOR plus 1.65% (3.40% as of December 31, 2019) and matures in July 2022 with a one-year extension option. The loan replaces the previous $20,500,000 loan that bore interest at LIBOR plus 1.40% and was scheduled to mature in September 2019.
On September 5, 2019, a consolidated joint venture, in which we have a 50% interest, completed a $75,000,000 refinancing of 606 Broadway, a 36,000 square foot Manhattan office and retail building, of which $67,804,000 was outstanding as of December 31, 2019. The interest-only loan carries a rate of LIBOR plus 1.80% (3.52% as of December 31, 2019) and matures in September 2024. In connection therewith, the joint venture purchased an interest rate cap that caps LIBOR at a rate of 4.00%. The loan replaces the previous $65,000,000 construction loan. The construction loan bore interest at LIBOR plus 3.00% and was scheduled to mature in May 2021.
On September 27, 2019, we repaid the $575,000,000 mortgage loan on PENN2 with proceeds from our unsecured revolving credit facilities. The mortgage loan was scheduled to mature in December 2019. PENN2 is a 1,795,000 square foot (as expanded) Manhattan office building currently under redevelopment.
On November 6, 2019, Vornado Capital Partners Real Estate Fund completed a $145,075,000 refinancing of Lucida, a 155,000 square foot Manhattan retail and residential property. The three-year interest-only loan carries a rate of LIBOR plus 1.85% (3.54% as of December 31, 2019) with two one-year extension options. The loan replaces the previous $146,000,000 loan that bore interest at LIBOR plus 1.55% and was scheduled to mature in December 2019.

BUSINESS DEVELOPMENTS
Financing Activity - continued
On November 26, 2019, a joint venture in which we have a 20.1% interest, completed a $800,000,000 refinancing of 650 Madison Avenue, a 601,000 square foot Manhattan office and retail property. The ten-year interest-only loan carries a fixed rate of 3.49% and matures in December 2029. The loan replaces the previous $800,000,000 loan that bore interest at a fixed rate of 4.39% and was scheduled to mature in October 2020.
On December 23, 2019, a joint venture in which we have a 49.9% interest, completed a $85,500,000 refinancing, of which $82,500,000 was outstanding as of December 31, 2019, of 50-70 West 93rd Street, a 325-unit Manhattan residential complex. The five-year interest-only loan carries an interest rate of LIBOR plus 1.53%, which was swapped to a fixed rate of 3.14%, and matures in December 2024. The loan replaces the previous $80,000,000 loan that bore interest at LIBOR plus 1.70% and was scheduled to mature in August 2021, as extended.
Other Activity
On December 19, 2019, we paid Kmart Corporation $34,000,000, of which $10,000,000 is expected to be reimbursed, to early terminate their 141,000 square foot retail space lease at PENN1 which was scheduled to expire in January 2036.
Leasing Activity For The Three Months Ended December 31, 2019:
173,000 square feet of New York Office space (117,000 square feet at share) at an initial rent of $101.67 per square foot and a weighted average lease term of 6.6 years. The GAAP and cash mark-to-market rent on the 54,000 square feet of second generation space were negative 3.5% and 5.2%, respectively. Tenant improvements and leasing commissions were $13.53 per square foot per annum, or 13.3% of initial rent.
94,000 square feet of New York Retail space (73,000 square feet at share) at an initial rent of $233.55 per square foot and a weighted average lease term of 9.4 years. The GAAP and cash mark-to-market rent on the 52,000 square feet of second generation space were positive 0.3% and 11.3%, respectively. Tenant improvements and leasing commissions were $10.72 per square foot per annum, or 4.6% of initial rent.
52,000 square feet at theMART at an initial rent of $50.26 per square foot and a weighted average lease term of 5.0 years. The GAAP and cash mark-to-market rent on the 50,000 square feet of second generation space were positive 3.1% and negative 2.3%, respectively. Tenant improvements and leasing commissions were $5.38 per square foot per annum, or 10.7% of initial rent.
30,000 square feet at 555 California Street (21,000 square feet at share) at an initial rent of $94.00 per square foot and a weighted average lease term of 5.0 years. The GAAP and cash mark-to-market rent on the 21,000 square feet of second generation space were positive 100.5% and 72.5%, respectively. Tenant improvements and leasing commissions were $7.28 per square foot per annum, or 7.7% of initial rent.
Leasing Activity For The Year Ended December 31, 2019:
987,000 square feet of New York Office space (793,000 square feet at share) at an initial rent of $82.17 per square foot and a weighted average lease term of 7.7 years. The GAAP and cash mark-to-market rent on the 553,000 square feet of second generation space were positive 5.5% and 4.6%, respectively. Tenant improvements and leasing commissions were $10.89 per square foot per annum, or 13.3% of initial rent.
238,000 square feet of New York Retail space (207,000 square feet at share) at an initial rent of $175.35 per square foot and a weighted average lease term of 10.9 years. The GAAP and cash mark-to-market rent on the 171,000 square feet of second generation space were positive 12.9% and 9.8%, respectively. Tenant improvements and leasing commissions were $6.29 per square foot per annum, or 3.6% of initial rent.
286,000 square feet at theMART at an initial rent of $49.43 per square foot and a weighted average lease term of 6.1 years. The GAAP and cash mark-to-market rent on the 280,000 square feet of second generation space were positive 10.7% and 4.6%, respectively. Tenant improvements and leasing commissions were $5.55 per square foot per annum, or 11.2% of initial rent.
172,000 square feet at 555 California Street (120,000 square feet at share) at an initial rent of $88.70 per square foot and a weighted average lease term of 6.1 years. The GAAP and cash mark-to-market rent on the 115,000 square feet of second generation space were positive 64.9% and 38.1%, respectively. Tenant improvements and leasing commissions were $8.84 per square foot per annum, or 10.0% of initial rent.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2019
	2019	2018		2019	2018
Total revenues	$460,968	$543,417	$465,961	$1,924,700	$2,163,720

Net income attributable to common shareholders	$193,217	$100,494	$322,906	$3,097,806	$384,832
Per common share:
Basic	$1.01	$0.53	$1.69	$16.23	$2.02
Diluted	$1.01	$0.53	$1.69	$16.21	$2.01

Net income attributable to common shareholders, as adjusted (non-GAAP)	$56,381	$49,436	$52,624	$176,716	$238,700
Per diluted share (non-GAAP)	$0.29	$0.26	$0.28	$0.92	$1.25

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$171,030	$169,874	$170,966	$666,207	$713,488
Per diluted share (non-GAAP)	$0.89	$0.89	$0.89	$3.49	$3.73

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$311,876	$210,100	$279,509	$1,003,398	$729,740
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$332,029	$223,583	$297,837	$1,067,457	$776,393
Per diluted share (non-GAAP)	$1.63	$1.10	$1.46	$5.25	$3.82

Dividends per common share:
Aggregate quarterly dividends	$0.66	$0.63	$0.66	$2.64	$2.52
Special dividend	1.95	—	—	1.95	—
Total	$2.61	$0.63	$0.66	$4.59	$2.52

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	74.2%	70.8%	74.2%	75.6%	67.6%
FAD payout ratio	93.0%	100.0%	113.8%	95.3%	91.6%

Weighted average shares used in determining FFO attributable to common shareholders plus assumed conversions per diluted share (REIT basis)	191,140	191,199	191,024	191,051	191,189
Convertible units:
Class A	12,162	11,827	12,195	12,146	11,849
Equity awards - unit equivalents	189	443	331	51	374
Weighted average shares used in determining FFO attributable to Class A unitholders plus assumed conversions per diluted share (OP Basis)	203,491	203,469	203,550	203,248	203,412

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	December 31,			September 30, 2019
	2019	2018	Variance
Property rentals(1)	$360,139	$433,521	$(73,382)	$372,186
Tenant expense reimbursements(1)	55,233	62,119	(6,886)	55,772
Amortization of acquired below-market leases, net	4,269	7,093	(2,824)	4,393
Straight-lining of rents	(1,233)	(2,674)	1,441	(4,713)
Total rental revenues	418,408	500,059	(81,651)	427,638
Fee and other income:
BMS cleaning fees	31,642	32,262	(620)	30,677
Management and leasing fees	3,479	3,119	360	3,326
Other income	7,439	7,977	(538)	4,320
Total revenues	460,968	543,417	(82,449)	465,961
Operating expenses	(223,975)	(254,320)	30,345	(226,359)
Depreciation and amortization	(92,926)	(112,869)	19,943	(96,437)
General and administrative	(39,791)	(32,934)	(6,857)	(33,237)
(Expense) benefit from deferred compensation plan liability	(3,887)	6,014	(9,901)	(974)
Transaction related costs, impairment losses and other	(3,223)	(14,637)	11,414	(1,576)
Total expenses	(363,802)	(408,746)	44,944	(358,583)
Income from partially owned entities(2)	22,726	3,090	19,636	25,946
(Loss) income from real estate fund investments	(90,302)	(51,258)	(39,044)	2,190
Interest and other investment income, net	5,889	7,656	(1,767)	3,045
Income (loss) from deferred compensation plan assets	3,887	(6,014)	9,901	974
Interest and debt expense	(59,683)	(83,175)	23,492	(61,448)
Purchase price fair value adjustment	—	44,060	(44,060)	—
Net gains on disposition of wholly owned and partially owned assets	203,835	81,203	122,632	309,657
Income before income taxes	183,518	130,233	53,285	387,742
Income tax expense	(22,897)	(32,669)	9,772	(23,885)
Income from continuing operations	160,621	97,564	63,057	363,857
Income (loss) from discontinued operations	55	257	(202)	(8)
Net income	160,676	97,821	62,855	363,849
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	58,592	21,886	36,706	(5,774)
Operating Partnership	(13,518)	(6,680)	(6,838)	(22,637)
Net income attributable to Vornado	205,750	113,027	92,723	335,438
Preferred share dividends	(12,533)	(12,533)	—	(12,532)
Net income attributable to common shareholders	$193,217	$100,494	$92,723	$322,906

Capitalized expenditures:
Leasing payroll(3)	$—	$1,655	$(1,655)	$—
Development payroll	3,341	4,124	(783)	2,158
Interest and debt expense	13,016	23,448	(10,432)	16,047
________________________________

(1)
"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

(2)	Beginning April 18, 2019, "income from partially owned entities" includes the previously consolidated properties contributed to Fifth Avenue and Times Square JV.

(3)	Beginning January 1, 2019, we no longer capitalize internal leasing costs in accordance with Accounting Standard Update 2016-02, Leases.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Year Ended December 31,
	2019	2018	Variance
Property rentals(1)	$1,528,870	$1,714,027	$(185,157)
Tenant expense reimbursements(1)	228,201	247,128	(18,927)
Amortization of acquired below-market leases, net	19,830	38,573	(18,743)
Straight-lining of rents	(9,679)	7,605	(17,284)
Total rental revenues	1,767,222	2,007,333	(240,111)
Fee and other income:
BMS cleaning fees	124,674	120,357	4,317
Management and leasing fees	13,542	13,324	218
Other income	19,262	22,706	(3,444)
Total revenues	1,924,700	2,163,720	(239,020)
Operating expenses	(917,981)	(963,478)	45,497
Depreciation and amortization	(419,107)	(446,570)	27,463
General and administrative	(169,920)	(141,871)	(28,049)
(Expense) benefit from deferred compensation plan liability	(11,609)	2,480	(14,089)
Transaction related costs, impairment losses and other	(106,538)	(31,320)	(75,218)
Total expenses	(1,625,155)	(1,580,759)	(44,396)
Income from partially owned entities(2)	78,865	9,149	69,716
Loss from real estate fund investments	(104,082)	(89,231)	(14,851)
Interest and other investment income, net	21,819	17,057	4,762
Income (loss) from deferred compensation plan assets	11,609	(2,480)	14,089
Interest and debt expense	(286,623)	(347,949)	61,326
Net gain on transfer to Fifth Avenue and Times Square JV	2,571,099	—	2,571,099
Purchase price fair value adjustment	—	44,060	(44,060)
Net gains on disposition of wholly owned and partially owned assets	845,499	246,031	599,468
Income before income taxes	3,437,731	459,598	2,978,133
Income tax expense	(103,439)	(37,633)	(65,806)
Income from continuing operations	3,334,292	421,965	2,912,327
(Loss) income from discontinued operations	(30)	638	(668)
Net income	3,334,262	422,603	2,911,659
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	24,547	53,023	(28,476)
Operating Partnership	(210,872)	(25,672)	(185,200)
Net income attributable to Vornado	3,147,937	449,954	2,697,983
Preferred share dividends	(50,131)	(50,636)	505
Preferred share issuance costs	—	(14,486)	14,486
Net income attributable to common shareholders	$3,097,806	$384,832	$2,712,974

Capitalized expenditures:
Leasing payroll(3)	$—	$5,538	$(5,538)
Development payroll	16,014	12,120	3,894
Interest and debt expense	72,200	73,166	(966)
________________________________

(1)
"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

(2)	Beginning April 18, 2019, "income from partially owned entities" includes the previously consolidated properties contributed to Fifth Avenue and Times Square JV.

(3)	Beginning January 1, 2019, we no longer capitalize internal leasing costs in accordance with Accounting Standard Update 2016-02, Leases.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended December 31, 2019
	Total	New York	Other
Property rentals(1)	$360,139	$291,139	$69,000
Tenant expense reimbursements(1)	55,233	43,654	11,579
Amortization of acquired below-market leases, net	4,269	4,077	192
Straight-lining of rents	(1,233)	(78)	(1,155)
Total rental revenues	418,408	338,792	79,616
Fee and other income:
BMS cleaning fees	31,642	33,870	(2,228)
Management and leasing fees	3,479	3,225	254
Other income	7,439	1,739	5,700
Total revenues	460,968	377,626	83,342
Operating expenses	(223,975)	(184,231)	(39,744)
Depreciation and amortization	(92,926)	(70,051)	(22,875)
General and administrative	(39,791)	(14,077)	(25,714)
Expense from deferred compensation plan liability	(3,887)	—	(3,887)
Transaction related costs, impairment losses and other	(3,223)	411	(3,634)
Total expenses	(363,802)	(267,948)	(95,854)
Income from partially owned entities	22,726	21,370	1,356
Loss from real estate fund investments	(90,302)	—	(90,302)
Interest and other investment income, net	5,889	1,529	4,360
Income from deferred compensation plan assets	3,887	—	3,887
Interest and debt expense	(59,683)	(33,624)	(26,059)
Net gains (losses) on disposition of wholly owned and partially owned assets	203,835	(58)	203,893
Income before income taxes	183,518	98,895	84,623
Income tax expense	(22,897)	(982)	(21,915)
Income from continuing operations	160,621	97,913	62,708
Income from discontinued operations	55	—	55
Net income	160,676	97,913	62,763
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	58,592	(2,227)	60,819
Net income attributable to Vornado Realty L.P.	219,268	$95,686	$123,582
Less net income attributable to noncontrolling interests in the Operating Partnership	(13,477)
Preferred unit distributions	(12,574)
Net income attributable to common shareholders	$193,217
For the three months ended December 31, 2018:
Net income (loss) attributable to Vornado Realty L.P.	$119,707	$131,564	$(11,857)
Net income attributable to common shareholders	$100,494
________________________________

(1)
"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Year Ended December 31, 2019
	Total	New York	Other
Property rentals(1)	$1,528,870	$1,227,300	$301,570
Tenant expense reimbursements(1)	228,201	184,288	43,913
Amortization of acquired below-market leases, net	19,830	18,910	920
Straight-lining of rents	(9,679)	(5,508)	(4,171)
Total rental revenues	1,767,222	1,424,990	342,232
Fee and other income:
BMS cleaning fees	124,674	133,358	(8,684)
Management and leasing fees	13,542	13,694	(152)
Other income	19,262	5,818	13,444
Total revenues	1,924,700	1,577,860	346,840
Operating expenses	(917,981)	(758,304)	(159,677)
Depreciation and amortization	(419,107)	(328,313)	(90,794)
General and administrative	(169,920)	(59,668)	(110,252)
Expense from deferred compensation plan liability	(11,609)	—	(11,609)
Transaction related costs, impairment losses and other	(106,538)	(100,949)	(5,589)
Total expenses	(1,625,155)	(1,247,234)	(377,921)
Income from partially owned entities	78,865	71,622	7,243
Loss from real estate fund investments	(104,082)	—	(104,082)
Interest and other investment income, net	21,819	5,617	16,202
Income from deferred compensation plan assets	11,609	—	11,609
Interest and debt expense	(286,623)	(174,368)	(112,255)
Net gain on transfer to Fifth Avenue and Times Square JV	2,571,099	2,571,099	—
Net gains on disposition of wholly owned and partially owned assets	845,499	178,711	666,788
Income before income taxes	3,437,731	2,983,307	454,424
Income tax expense	(103,439)	(5,167)	(98,272)
Income from continuing operations	3,334,292	2,978,140	356,152
Loss from discontinued operations	(30)	—	(30)
Net income	3,334,262	2,978,140	356,122
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	24,547	(20,937)	45,484
Net income attributable to Vornado Realty L.P.	3,358,809	$2,957,203	$401,606
Less net income attributable to noncontrolling interests in the Operating Partnership	(210,707)
Preferred unit distributions	(50,296)
Net income attributable to common shareholders	$3,097,806
For the year ended December 31, 2018:
Net income attributable to Vornado Realty L.P.	$475,626	$431,944	$43,682
Net income attributable to common shareholders	$384,832
________________________________

(1)
"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended December 31, 2019
	Total	New York(1)	Other
Total revenues	$460,968	$377,626	$83,342
Operating expenses	(223,975)	(184,231)	(39,744)
NOI - consolidated	236,993	193,395	43,598
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,417)	(9,885)	(7,532)
Add: NOI from partially owned entities	85,990	82,774	3,216
NOI at share	305,566	266,284	39,282
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(6,590)	(8,577)	1,987
NOI at share - cash basis	$298,976	$257,707	$41,269

	For the Three Months Ended December 31, 2018
	Total	New York	Other
Total revenues	$543,417	$466,554	$76,863
Operating expenses	(254,320)	(206,696)	(47,624)
NOI - consolidated	289,097	259,858	29,239
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(19,771)	(13,837)	(5,934)
Add: NOI from partially owned entities	60,205	49,178	11,027
NOI at share	329,531	295,199	34,332
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(5,532)	(6,266)	734
NOI at share - cash basis	$323,999	$288,933	$35,066

	For the Three Months Ended September 30, 2019
	Total	New York(1)	Other
Total revenues	$465,961	$380,568	$85,393
Operating expenses	(226,359)	(188,159)	(38,200)
NOI - consolidated	239,602	192,409	47,193
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(18,096)	(9,574)	(8,522)
Add: NOI from partially owned entities	86,024	82,649	3,375
NOI at share	307,530	265,484	42,046
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(4,037)	(5,560)	1,523
NOI at share - cash basis	$303,493	$259,924	$43,569
________________________________

(1)	Reflects the transfer of 45.4% of common equity in the properties contributed to the Fifth Avenue and Times Square JV on April 18, 2019.
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Year Ended December 31, 2019
	Total	New York(1)	Other
Total revenues	$1,924,700	$1,577,860	$346,840
Operating expenses	(917,981)	(758,304)	(159,677)
NOI - consolidated	1,006,719	819,556	187,163
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(69,332)	(40,896)	(28,436)
Add: NOI from partially owned entities	322,390	294,168	28,222
NOI at share	1,259,777	1,072,828	186,949
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(6,060)	(12,318)	6,258
NOI at share - cash basis	$1,253,717	$1,060,510	$193,207

	For the Year Ended December 31, 2018
	Total	New York	Other
Total revenues	$2,163,720	$1,836,036	$327,684
Operating expenses	(963,478)	(806,464)	(157,014)
NOI - consolidated	1,200,242	1,029,572	170,670
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(71,186)	(48,490)	(22,696)
Add: NOI from partially owned entities	253,564	195,908	57,656
NOI at share	1,382,620	1,176,990	205,630
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(44,704)	(45,427)	723
NOI at share - cash basis	$1,337,916	$1,131,563	$206,353
________________________________

(1)	Reflects the transfer of 45.4% of common equity in the properties contributed to the Fifth Avenue and Times Square JV on April 18, 2019.
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SUBSEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2019
	2019	2018		2019	2018
NOI at share:
New York:
Office(1)	$183,925	$186,832	$177,469	$724,526	$743,001
Retail(1)	59,728	85,549	68,159	273,217	353,425
Residential	5,835	5,834	5,575	23,363	23,515
Alexander's Inc ("Alexander's")	10,626	11,023	11,269	44,325	45,133
Hotel Pennsylvania	6,170	5,961	3,012	7,397	11,916
Total New York	266,284	295,199	265,484	1,072,828	1,176,990

Other:
theMART	22,712	10,981	24,862	102,071	90,929
555 California Street	14,533	14,005	15,265	59,657	54,691
Other investments	2,037	9,346	1,919	25,221	60,010
Total Other	39,282	34,332	42,046	186,949	205,630

NOI at share	$305,566	$329,531	$307,530	$1,259,777	$1,382,620

NOI at share - cash basis:
New York:
Office(1)	$180,762	$185,624	$174,796	$718,734	$726,108
Retail(1)	54,357	80,515	65,636	267,655	324,219
Residential	5,763	5,656	5,057	21,894	22,076
Alexander's	10,773	11,129	11,471	45,093	47,040
Hotel Pennsylvania	6,052	6,009	2,964	7,134	12,120
Total New York	257,707	288,933	259,924	1,060,510	1,131,563

Other:
theMART	24,646	12,758	26,588	108,130	94,070
555 California Street	14,491	13,784	15,325	60,156	53,488
Other investments	2,132	8,524	1,656	24,921	58,795
Total Other	41,269	35,066	43,569	193,207	206,353

NOI at share - cash basis	$298,976	$323,999	$303,493	$1,253,717	$1,337,916
________________________________

(1)	Reflects the transfer of 45.4% of common equity in the properties contributed to the Fifth Avenue and Times Square JV on April 18, 2019.

SAME STORE NOI AT SHARE AND NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York(2)	theMART		555 California Street
Same store NOI at share % increase (decrease)(1):
Three months ended December 31, 2019 compared to December 31, 2018	7.1%	2.6%	114.3%	(3)	3.3%
Year ended December 31, 2019 compared to December 31, 2018	2.1%	0.5%	15.9%	(4)	9.7%
Three months ended December 31, 2019 compared to September 30, 2019	1.7%	3.0%	(7.4)%		(4.8)%

Same store NOI at share - cash basis % increase (decrease)(1):
Three months ended December 31, 2019 compared to December 31, 2018	6.6%	1.7%	100.0%	(3)	4.1%
Year ended December 31, 2019 compared to December 31, 2018	3.6%	1.6%	18.6%	(4)	12.7%
Three months ended December 31, 2019 compared to September 30, 2019	2.6%	3.9%	(4.8)%		(5.4)%
________________________________

(1)	See pages viii through xiii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.

(2)	Excluding Hotel Pennsylvania, same store NOI at share % increase:
	Three months ended December 31, 2019 compared to December 31, 2018	2.6%
	Year ended December 31, 2019 compared to December 31, 2018	0.9%
	Three months ended December 31, 2019 compared to September 30, 2019	1.7%

	Excluding Hotel Pennsylvania, same store NOI at share - cash basis % increase:
	Three months ended December 31, 2019 compared to December 31, 2018	1.8%
	Year ended December 31, 2019 compared to December 31, 2018	2.2%
	Three months ended December 31, 2019 compared to September 30, 2019	2.6%

(3)	The three months ended December 31, 2018 includes an additional $12,124,000 real estate tax expense accrual due to an increase in the tax-assessed value of theMART.
(4)	Primarily due to $11,131,000 of tenant reimbursement revenue received in 2019 related to real estate tax expense accrued in 2018.

NOI AT SHARE BY REGION (unaudited)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2019	2018	2019	2018
Region:
New York City metropolitan area	88%	92%	87%	89%
Chicago, IL	7%	3%	8%	7%
San Francisco, CA	5%	5%	5%	4%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	December 31, 2019	December 31, 2018
ASSETS
Real estate, at cost:
Land	$2,591,261	$3,306,280	$(715,019)
Buildings and improvements	7,953,163	10,110,992	(2,157,829)
Development costs and construction in progress	1,490,614	2,266,491	(775,877)
Moynihan Train Hall development expenditures	914,960	445,693	469,267
Leasehold improvements and equipment	124,014	108,427	15,587
Total	13,074,012	16,237,883	(3,163,871)
Less accumulated depreciation and amortization	(3,015,958)	(3,180,175)	164,217
Real estate, net	10,058,054	13,057,708	(2,999,654)
Right-of-use assets	379,546	—	379,546
Cash and cash equivalents	1,515,012	570,916	944,096
Restricted cash	92,119	145,989	(53,870)
Marketable securities	33,313	152,198	(118,885)
Tenant and other receivables	95,733	73,322	22,411
Investments in partially owned entities	3,999,165	858,113	3,141,052
Real estate fund investments	222,649	318,758	(96,109)
220 Central Park South condominium units ready for sale	408,918	99,627	309,291
Receivable arising from the straight-lining of rents	742,206	935,131	(192,925)
Deferred leasing costs, net	353,986	400,313	(46,327)
Identified intangible assets, net	30,965	136,781	(105,816)
Other assets	355,347	431,938	(76,591)
Total Assets	$18,287,013	$17,180,794	$1,106,219
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,639,897	$8,167,798	$(2,527,901)
Senior unsecured notes, net	445,872	844,002	(398,130)
Unsecured term loan, net	745,840	744,821	1,019
Unsecured revolving credit facilities	575,000	80,000	495,000
Lease liabilities	498,254	—	498,254
Moynihan Train Hall obligation	914,960	445,693	469,267
Special dividend/distribution payable on January 15, 2020	398,292	—	398,292
Accounts payable and accrued expenses	440,049	430,976	9,073
Deferred revenue	59,429	167,730	(108,301)
Deferred compensation plan	103,773	96,523	7,250
Other liabilities	265,754	311,806	(46,052)
Total liabilities	10,087,120	11,289,349	(1,202,229)
Redeemable noncontrolling interests	888,915	783,562	105,353
Shareholders' equity	6,732,030	4,465,231	2,266,799
Noncontrolling interests in consolidated subsidiaries	578,948	642,652	(63,704)
Total liabilities, redeemable noncontrolling interests and equity	$18,287,013	$17,180,794	$1,106,219

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	theMART
Three Months Ended December 31, 2019
Total square feet leased	173	94	52	30
Our share of square feet leased:	117	73	52	21
Initial rent(1)	$101.67	$233.55	$50.26	$94.00
Weighted average lease term (years)	6.6	9.4	5.0	5.0
Second generation relet space:
Square feet	54	52	50	21
GAAP basis:
Straight-line rent(2)	$93.62	$309.06	$50.96	$99.81
Prior straight-line rent	$97.06	$308.17	$49.41	$49.77
Percentage (decrease) increase	(3.5)%	0.3%	3.1%	100.5%
Cash basis (non-GAAP):
Initial rent(1)	$94.90	$335.00	$50.02	$94.00
Prior escalated rent	$100.06	$300.90	$51.21	$54.49
Percentage (decrease) increase	(5.2)%	11.3%	(2.3)%	72.5%
Tenant improvements and leasing commissions:
Per square foot	$89.30	$100.79	$26.91	$36.38
Per square foot per annum	$13.53	$10.72	$5.38	$7.28
Percentage of initial rent	13.3%	4.6%	10.7%	7.7%
________________________________
See notes on following page.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	theMART
Year Ended December 31, 2019
Total square feet leased	987	238	286	172
Our share of square feet leased:	793	207	286	120
Initial rent(1)	$82.17	$175.35	$49.43	$88.70
Weighted average lease term (years)	7.7	10.9	6.1	6.1
Second generation relet space:
Square feet	553	171	280	115
GAAP basis:
Straight-line rent(2)	$76.12	$198.05	$48.71	$93.86
Prior straight-line rent	$72.18	$175.46	$44.01	$56.93
Percentage increase	5.5%	12.9%	10.7%	64.9%
Cash basis (non-GAAP):
Initial rent(1)	$77.51	$197.12	$49.25	$88.54
Prior escalated rent	$74.10	$179.49	$47.08	$64.11
Percentage increase	4.6%	9.8%	4.6%	38.1%
Tenant improvements and leasing commissions:
Per square foot	$83.82	$68.59	$33.87	$53.93
Per square foot per annum	$10.89	$6.29	$5.55	$8.84
Percentage of initial rent	13.3%	3.6%	11.2%	10.0%
________________________________

(1)
Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Month to Month	39,000		$2,593,000	$66.49	0.2%

	First Quarter 2020	580,000		36,415,000	62.78	3.2%
	Second Quarter 2020	168,000		13,145,000	78.24	1.1%
	Third Quarter 2020	193,000		16,503,000	85.51	1.4%
	Fourth Quarter 2020	149,000		10,536,000	70.71	0.9%
	Total 2020	1,090,000		76,599,000	70.27	6.6%
	2021	1,106,000		86,140,000	77.88	7.5%
	2022	668,000		43,998,000	65.87	3.9%
	2023	1,986,000		166,729,000	83.95	14.5%
	2024	1,484,000		123,761,000	83.40	10.8%
	2025	797,000	(2)	62,199,000	78.04	5.5%
	2026	1,205,000		92,434,000	76.71	8.1%
	2027	1,094,000		79,658,000	72.81	6.9%
	2028	890,000		62,039,000	69.71	5.4%
	2029	679,000		55,356,000	81.53	4.9%
	Thereafter	4,377,000		294,859,000	67.37	25.7%

Retail:	Month to Month	29,000		$6,911,000	$238.31	2.2%

	First Quarter 2020	24,000		5,509,000	229.54	1.8%
	Second Quarter 2020	31,000		4,384,000	141.42	1.4%
	Third Quarter 2020	6,000		2,347,000	391.16	0.8%
	Fourth Quarter 2020	43,000		10,456,000	243.16	3.4%
	Total 2020	104,000		22,696,000	218.24	7.4%
	2021	82,000		9,342,000	113.93	3.0%
	2022	25,000		6,713,000	268.52	2.2%
	2023	159,000		35,669,000	224.33	11.5%
	2024	187,000		44,697,000	239.02	14.4%
	2025	37,000		12,473,000	337.11	4.0%
	2026	71,000		26,134,000	368.08	8.4%
	2027	29,000		20,408,000	703.72	6.6%
	2028	25,000		12,750,000	510.00	4.1%
	2029	201,000		39,579,000	196.91	12.8%
	Thereafter	449,000		72,467,000	161.40	23.4%
________________________________

(1)	Excludes storage, vacancy and other.

(2)	Excludes 492,000 square feet leased at 909 Third Avenue to the U.S. Post Office through 2038 (including three 5-year renewal options) for which the annual escalated rent is $13.51 per square foot.

LEASE EXPIRATIONS (unaudited) theMART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	11,000	$779,000	$70.82	0.5%

	First Quarter 2020	118,000	5,398,000	45.75	3.2%
	Second Quarter 2020	38,000	2,032,000	53.47	1.2%
	Third Quarter 2020	76,000	3,751,000	49.36	2.2%
	Fourth Quarter 2020	49,000	2,524,000	51.51	1.5%
	Total 2020	281,000	13,705,000	48.77	8.1%
	2021	294,000	14,527,000	49.41	8.7%
	2022	614,000	30,026,000	48.90	18.0%
	2023	300,000	15,433,000	51.44	9.2%
	2024	337,000	16,649,000	49.40	10.0%
	2025	315,000	16,773,000	53.25	10.0%
	2026	295,000	14,466,000	49.04	8.8%
	2027	108,000	5,542,000	51.31	3.3%
	2028	642,000	27,882,000	43.43	16.7%
	2029	73,000	3,440,000	47.12	2.1%
	Thereafter	168,000	7,694,000	45.80	4.6%
________________________________
(1)    Excludes storage, vacancy and other.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	0.0%

	First Quarter 2020	—	—	—	0.0%
	Second Quarter 2020	9,000	897,000	99.67	0.9%
	Third Quarter 2020	3,000	272,000	90.67	0.3%
	Fourth Quarter 2020	7,000	664,000	94.86	0.7%
	Total 2020	19,000	1,833,000	91.65	1.9%
	2021	76,000	5,614,000	73.87	5.6%
	2022	36,000	2,923,000	81.19	2.9%
	2023	133,000	10,013,000	75.29	9.9%
	2024	51,000	4,895,000	95.98	4.9%
	2025	432,000	33,430,000	77.38	33.2%
	2026	140,000	10,968,000	78.34	10.9%
	2027	69,000	6,005,000	87.03	6.0%
	2028	20,000	1,534,000	76.70	1.4%
	2029	74,000	6,874,000	92.89	6.8%
	Thereafter	194,000	16,670,000	85.93	16.5%
________________________________
(1)    Excludes storage, vacancy and other.

COMPONENTS OF NET ASSET VALUE (AT SHARE) (NON-GAAP) (unaudited)
(unaudited and in millions, except square feet, shares and per share amounts)
	For the Year Ended December 31, 2019
	NOI at Share - Cash Basis	Adjustment for Transfer of 45.4% Interest in Fifth Avenue and Times Square JV(1)	Other Adjustments		Pro Forma NOI at Share - Cash Basis	Cap Rate(2)	Value

Office:
New York	$719	$(7)	$(34)	(3)	$678
theMART	108	—	—		108
555 California Street	60	—	—		60
Total Office	887	(7)	(34)		846	4.50%	$18,800
New York - Retail	268	(26)	(22)	(4)	220	4.50%	4,889
New York - Residential	22	—	—		22	4.00%	550
	$1,177	$(33)	$(56)		$1,088		24,239
Less: Market management fee (27,186,000 square feet in service at share at $0.50 per square foot) at a 4.50% cap rate							(302)
							$23,937

Other asset values:
Preferred equity investment in Fifth Avenue and Times Square JV	$1,828
220 Central Park South - incremental value from estimated future proceeds, net	1,200
Cash and cash equivalents, restricted cash and marketable securities(5)	1,242
Alexander's Inc. ("Alexander's") (1,654,068 shares at $330.35 per share as of December 31, 2019)	546
Hotel Pennsylvania	500
BMS (2019 NOI of $28 at a 7.0x multiple)	196
Real estate fund investments (VNO's share at fair value)	31
Other assets	724
Construction in progress (at 110% of book value)	1,104
Total of other asset values	$7,371

Liabilities (see following page)	$(11,805)

NAV	$19,503	(2)
NAV per share
(203.5 million shares on an OP basis as of December 31, 2019)	$96	(2)
____________________
See notes on following page.

COMPONENTS OF NET ASSET VALUE (AT SHARE) (NON-GAAP) (unaudited)
(unaudited and in millions)
	Liabilities
	As of December 31, 2019	Adjustments		Net
Consolidated contractual mortgage notes payable, net of noncontrolling interests' share	$5,187	$—		$5,187
Non-consolidated real estate debt	2,803	(316)	(6)	2,487
Corporate unsecured debt	450	—		450
Revolver/term loan	1,325	—		1,325
Other liabilities	889	(398)	(5)	491
Our share of preferred equity liability of Fifth Avenue and Times Square JV (51.5% of $1,828)	941	—		941
Perpetual preferred units (at redemption value)	924	—		924
Total liabilities	$12,519	$(714)		$11,805
________________________________________

(1)	Adjusts January 1, 2019 through April 18, 2019 to reflect new ownership interests in the properties contributed to Fifth Avenue and Times Square JV.

(2)
Capitalization Rate ("Cap Rate") means the rate applied to pro-forma cash basis NOI to determine an estimate of the fair value of our properties. The Cap Rates reflected in this financial supplement are based on management’s estimates, which are inherently uncertain. Other asset values are also estimates made by management, which are inherently uncertain. There can be no assurance that management’s estimates accurately reflect the fair value of our assets, and actual value may differ materially.

(3)	Adjustment to deduct $28 of BMS NOI and $6 of 330 Madison Avenue cash NOI (sold in July 2019).

(4)	Adjusting for Topshop at 608 Fifth Avenue and 478-486 Broadway, the sale of 3040 M Street and Forever 21 rent reduction at 1540 Broadway.

(5)	Below is a reconciliation of cash and cash equivalents, restricted cash and marketable securities from our consolidated balance sheet to the pro forma amounts included in NAV:

As of December 31, 2019
Cash and cash equivalents	$1,515
Escrow deposits and restricted cash	92
Marketable securities	33
Cash and cash equivalents, restricted cash and marketable securities	1,640
Pro forma adjustments:
Special dividend related to Fifth Avenue and Times Square JV transaction and sales of 330 Madison Avenue and 3040 M Street - accrued in "other liabilities" at December 31, 2019	(398)
$1,242

(6)	Excludes our $316 share of debt of Alexander's, as it is presented on an equity basis in other asset values.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and unit amounts)
			As of December 31, 2019
Debt (contractual balances) (non-GAAP):
Consolidated debt (1):
Mortgages payable			$5,670,016
Senior unsecured notes			450,000
$750 Million unsecured term loan			750,000
$2.75 Billion unsecured revolving credit facilities			575,000
			7,445,016
Pro rata share of debt of non-consolidated entities(2)(3)			2,802,859
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(483,325)
			9,764,550	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (141,400 units @ $25 per unit)			3,535
5.70% Series K preferred shares	12,000	$25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
			924,035	(B)

	Converted Shares	December 31, 2019 Common Share Price
Equity:
Common shares	190,986	$66.50	12,700,569
Class A units	12,151	66.50	808,042
Convertible share equivalents:
Equity awards - unit equivalents	1,148	66.50	76,342
D-13 preferred units	702	66.50	46,683
G1-G4 units	58	66.50	3,857
Series A preferred shares	31	66.50	2,062
			13,637,555	(C)
Total Market Capitalization (A+B+C)			$24,326,140
________________________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.

(2)
As a result of the bankruptcy plan of reorganization for Toys "R" Us, Inc. ("Toys") being declared effective and our stock in Toys being canceled, we no longer hold an investment in Toys. Accordingly, no Toys debt is included in our pro rata share of debt of non-consolidated entities.

(3)
Our pro rata share of debt of non-consolidated entities is net of our $63,409 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Fourth Quarter 2019		Third Quarter 2019	Second Quarter 2019	First Quarter 2019
High price	$67.95		$66.72	$70.45	$70.54
Low price	$61.78		$58.60	$62.87	$59.95
Closing price - end of quarter	$66.50		$63.67	$64.10	$67.44

Annualized quarterly dividend per share	$2.64		$2.64	$2.64	$2.64
Special dividend	1.95	(1)	—	—	—
Total	$4.59		$2.64	$2.64	$2.64

Annualized dividend yield - on closing price:
Quarterly dividends	4.0%		4.1%	4.1%	3.9%
Total	6.9%		4.1%	4.1%	3.9%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	205,076		205,024	205,011	204,336

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$13.6 Billion		$13.1 Billion	$13.1 Billion	$13.8 Billion
________________________________

(1)	On December 18, 2019, Vornado's Board of Trustees declared a special dividend of $1.95 per share to common shareholders of record on December 30, 2019.

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of December 31, 2019
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$7,445,016	3.46%	$1,643,500	3.09%	$5,801,516	3.57%
Pro rata share of debt of non-consolidated entities(2)(3)	2,802,859	3.62%	1,441,690	3.34%	1,361,169	3.93%
Total	10,247,875	3.51%	3,085,190	3.21%	7,162,685	3.63%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(483,325)		(33,902)		(449,423)
Company's pro rata share of total debt	$9,764,550	3.48%	$3,051,288	3.20%	$6,713,262	3.61%

Debt Covenant Ratios:(4)	Senior Unsecured Notes due 2025		Unsecured Revolving Credit Facilities and Unsecured Term Loan

	Required	Actual	Required	Actual
Total outstanding debt/total assets(5)	Less than 65%	38%	Less than 60%	28%
Secured debt/total assets	Less than 50%	28%	Less than 50%	23%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.85		N/A
Fixed charge coverage		N/A	Greater than 1.40	2.84
Unencumbered assets/unsecured debt	Greater than 150%	564%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	10%
Unencumbered coverage ratio		N/A	Greater than 1.50	8.91

Unencumbered EBITDA (non-GAAP):(5)	Q4 2019
Annualized
New York	$303,316
Other	30,144
Total	$333,460
________________________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.

(2)
As a result of the bankruptcy plan of reorganization for Toys "R" Us, Inc. ("Toys") being declared effective and our stock in Toys being canceled, we no longer hold an investment in Toys. Accordingly, no Toys debt is included in our pro rata share of debt of non-consolidated entities.

(3)
Our pro rata share of debt of non-consolidated entities is net of our $63,409 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

(4)
Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(5)
Total assets include EBITDA (as defined) capped at 7.0% under the terms of the senior unsecured notes due 2025 and 6.0% under the terms of the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP) (unaudited)
(Amounts in thousands)
Property	Maturity Date (1)	Spread over LIBOR	Interest Rate		2020	2021	2022	2023	2024	Thereafter	Total
PENN11	12/20		3.95%		$450,000	$—	$—	$—	$—	$—	$450,000
Borgata Land	02/21		5.14%		—	53,441	—	—	—	—	53,441
770 Broadway	03/21		2.56%	(2)	—	700,000	—	—	—	—	700,000
909 Third Avenue	05/21		3.91%		—	350,000	—	—	—	—	350,000
555 California Street	09/21		5.10%		—	548,075	—	—	—	—	548,075
theMART	09/21		2.70%		—	675,000	—	—	—	—	675,000
1290 Avenue of the Americas	11/22		3.34%		—	—	950,000	—	—	—	950,000
$1.25 Billion unsecured revolving credit facility	01/23	L+100	—%		—	—	—	—	—	—	—
$750 Million unsecured term loan	02/24		3.87%	(3)	—	—	—	—	750,000	—	750,000
435 Seventh Avenue - retail	02/24	L+130	3.00%		—	—	—	—	95,696	—	95,696
$1.5 Billion unsecured revolving credit facility	03/24	L+90	2.70%	(4)	—	—	—	—	575,000	—	575,000
150 West 34th Street	05/24	L+188	3.59%		—	—	—	—	205,000	—	205,000
606 Broadway	09/24	L+180	3.52%		—	—	—	—	67,804	—	67,804
33-00 Northern Boulevard	01/25		4.14%	(5)	—	—	—	—	—	100,000	100,000
Senior unsecured notes due 2025	01/25		3.50%		—	—	—	—	—	450,000	450,000
4 Union Square South - retail	08/25	L+140	3.11%		—	—	—	—	—	120,000	120,000
888 Seventh Avenue	12/25		3.25%	(6)	—	—	—	—	—	375,000	375,000
100 West 33rd Street - office and retail	04/26	L+155	3.25%		—	—	—	—	—	580,000	580,000
350 Park Avenue	01/27		3.92%		—	—	—	—	—	400,000	400,000
					$450,000	$2,326,516	$950,000	$—	$1,693,500	$2,025,000	$7,445,016

Weighted average rate					3.95%	3.46%	3.34%	—%	3.38%	3.47%	3.46%

Fixed rate debt					$450,000	$2,326,516	$950,000	$—	$750,000	$1,325,000	$5,801,516
Fixed weighted average rate expiring					3.95%	3.46%	3.34%	—%	3.87%	3.60%	3.57%
Floating rate debt					$—	$—	$—	$—	$943,500	$700,000	$1,643,500
Floating weighted average rate expiring					—%	—%	—%	—%	2.99%	3.23%	3.09%
________________________________

(1)	Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)	Pursuant to an existing swap agreement, the loan bears interest at 2.56% through September 2020. The rate was swapped from LIBOR plus 1.75% (3.46% as of December 31, 2019).

(3)	Pursuant to an existing swap agreement, the loan bears interest at 3.87% through October 2023. The rate was swapped from LIBOR plus 1.00% (2.80% as of December 31, 2019).

(4)	On September 27, 2019, we drew $575,000 to pay down our PENN2 mortgage loan which was scheduled to mature in December 2019.

(5)	Pursuant to an existing swap agreement, the loan bears interest at 4.14% through January 2025. The rate was swapped from LIBOR plus 1.80% (3.52% as of December 31, 2019).

(6)	Pursuant to an existing swap agreement, the loan bears interest at 3.25% through December 2020. The rate was swapped from LIBOR plus 1.70% (3.44% as of December 31, 2019).

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
Joint Venture Name	Asset Category	Percentage Ownership at December 31, 2019	Company's Carrying Amount		Company's Pro rata Share of Debt(1)		100% of Joint Venture Debt(1)	Maturity Date(2)	Spread over LIBOR	Interest Rate
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$3,291,231		$461,461		$950,000	Various	Various	Various

Alexander's	Office/Retail	32.4%	98,543		315,847	(3)	974,836	Various	Various	Various

Partially owned office buildings/land:
One Park Avenue	Office/Retail	55.0%	140,134		165,000		300,000	03/21	L+175	3.46%
650 Madison Avenue	Office/Retail	20.1%	101,990		161,024		800,000	12/29	N/A	3.49%
280 Park Avenue	Office/Retail	50.0%	100,059		600,000		1,200,000	09/24	L+173	3.44%
512 West 22nd Street	Office	55.0%	60,263		60,261		109,565	06/24	L+200	3.72%
West 57th Street properties	Office/Retail/Land	50.0%	43,469		10,000		20,000	12/22	L+160	3.31%
825 Seventh Avenue	Office	50.0%	9,844		15,944		31,889	07/23	L+165	3.40%
61 Ninth Avenue	Office/Retail	45.1%	4,253		75,543		167,500	01/26	L+135	3.07%
Other	Office/Retail	Various	4,097		17,465		50,150	Various	Various	Various

Other equity method investments:
Independence Plaza	Residential/Retail	50.1%	65,220		338,175		675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	31,741		19,591		38,862	06/22	L+195	3.66%
Other	Various	Various	48,321		91,673		576,365	Various	Various	Various
			$3,999,165		$2,331,984		$5,894,167

7 West 34th Street	Office/Retail	53.0%	(54,004)	(4)	159,000		300,000	06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(6,186)	(4)	311,875		625,000	12/26	N/A	4.55%
			$(60,190)		$470,875		$925,000
________________________________

(1)
Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and $500,000 mortgage loan on 640 Fifth Avenue, included in Fifth Avenue and Times Square JV.

(2)	Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(3)
Net of our $63,409 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

(4)	Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at December 31, 2019	Our Share of Net Income (Loss) for the Three Months Ended December 31,		Our Share of NOI (non-GAAP) for the Three Months Ended December 31,
		2019	2018	2019	2018
Joint Venture Name
New York:
Fifth Avenue and Times Square JV(1):
Equity in net income	51.5%	$10,022	$—	$36,364	$—
Return on preferred equity, net of our share of the expense		9,455	—	—	—
		19,477	—	36,364	—
Alexander's	32.4%	4,497	3,270	10,626	11,024
650 Madison Avenue	20.1%	(3,307)	(1,156)	3,075	2,434
One Park Avenue	55.0%	1,967	1,616	5,414	5,185
280 Park Avenue	50.0%	(1,576)	(1,581)	8,671	9,529
7 West 34th Street	53.0%	1,168	404	3,640	3,384
61 Ninth Avenue	45.1%	462	663	1,716	874
85 Tenth Avenue	49.9%	(372)	(2,217)	4,887	4,880
West 57th Street properties	50.0%	(360)	(96)	(42)	261
Independence Plaza	50.1%	(331)	(276)	6,631	6,776
512 West 22nd Street	55.0%	38	8	829	687
330 Madison Avenue(2)	N/A	—	644	—	2,790
Other, net	Various	(293)	(317)	963	1,354
		21,370	962	82,774	49,178

Other:
Alexander's corporate fee income	32.4%	1,097	1,182	516	537
Rosslyn Plaza	43.7% to 50.4%	31	(159)	1,178	1,051
UE(3)	N/A	—	1,226	—	3,198
PREIT(4)	N/A	—	(902)	—	4,683
Other, net	Various	228	781	1,522	1,558
		1,356	2,128	3,216	11,027

Total		$22,726	$3,090	$85,990	$60,205
________________________________

(1)	Completed on April 18, 2019.

(2)	Sold on July 11, 2019.

(3)	Sold on March 4, 2019.

(4)	On March 12, 2019, we converted all of our PREIT operating partnership units into common shares and began accounting for our investment as a marketable security.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at December 31, 2019	Our Share of Net Income (Loss) for the Year Ended December 31,			Our Share of NOI (non-GAAP) for the Year Ended December 31,
		2019	2018		2019	2018
Joint Venture Name
New York:
Fifth Avenue and Times Square JV(1):
Equity in net income	51.5%	$31,130	$—		$103,134	$—
Return on preferred equity, net of our share of the expense		27,586	—		—	—
		58,716	—		103,134	—
Alexander's	32.4%	19,204	10,485	(2)	44,325	45,134
280 Park Avenue	50.0%	(10,191)	(4,962)		34,495	38,545
One Park Avenue	55.0%	6,879	(116)	(3)	21,229	20,364
650 Madison Avenue	20.1%	(6,068)	(4,048)		11,314	10,299
7 West 34th Street	53.0%	3,969	3,238		13,947	13,441
61 Ninth Avenue	45.1%	1,480	1,743		6,299	2,246
330 Madison Avenue(4)	N/A	1,333	2,725		5,669	11,127
Independence Plaza	50.1%	(1,120)	1,093		26,803	26,708
West 57th Street properties	50.0%	(654)	(340)		727	900
85 Tenth Avenue	49.9%	(368)	(3,589)		19,617	18,801
512 West 22nd Street	55.0%	106	33		3,032	2,634
Other, net	Various	(1,664)	(118)		3,577	5,709
		71,622	6,144		294,168	195,908

Other:
Alexander's corporate fee income	32.4%	4,575	4,560		2,252	2,833
UE(5)	N/A	773	4,460		4,902	11,822
Rosslyn Plaza	43.7% to 50.4%	501	(215)		5,201	4,520
PREIT(6)	N/A	51	(3,015)		9,824	20,032
666 Fifth Avenue Office Condominium(7)	N/A	—	(4,873)		—	12,145
Other, net	Various	1,343	2,088		6,043	6,304
		7,243	3,005		28,222	57,656

Total		$78,865	$9,149		$322,390	$253,564
____________________

(1)	Completed on April 18, 2019.

(2)
Includes our $7,708 share of Alexander's additional transfer tax related to the November 2012 sale of Kings Plaza Regional Shopping Center. Alexander's recorded this expense based on the precedent established by the New York City Tax Appeals Tribunal (the "Tax Tribunal") decision regarding One Park Avenue. See note below.

(3)
Includes our $4,978 share of additional transfer tax recorded in the first quarter of 2018 related to the March 2011 acquisition of One Park Avenue as a result of the Tax Tribunal's decision. We appealed the Tax Tribunal's decision to the New York State Supreme Court, Appellate Division, First Department ("Appellate Division"). Our appeal was heard on April 2, 2019, and on April 25, 2019 the Appellate Division entered an unanimous decision and order that confirmed the decision of the Tax Tribunal and dismissed our appeal. On June 20, 2019, we filed a motion to reargue the Appellate Division's decision or for leave to appeal to the New York State Court of Appeals. That motion was denied on December 12, 2019 and can no longer be appealed.

(4)	Sold on July 11, 2019.

(5)	Sold on March 4, 2019.

(6)	On March 12, 2019, we converted all of our PREIT operating partnership units into common shares and began accounting for our investment as a marketable security.

(7)	Sold on August 3, 2018.

PENN DISTRICT
ACTIVE DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF DECEMBER 31, 2019 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.							Projected Incremental Cash Yield
Active Penn District Projects	Segment		Budget(1)		Amount Expended	Remainder to be Expended		Stabilization Year
Farley (95% interest)	New York	844,000	1,030,000	(2)	597,600	432,400		2022	7.4%
PENN2 - as expanded(3)	New York	1,795,000	750,000		40,820	709,180		2024	8.4%
PENN1(4)	New York	2,545,000	325,000		69,006	255,994		N/A	13.5%(4)(5)
Districtwide Improvements	New York	N/A	100,000		6,314	93,686		N/A	N/A
Total Active Penn District Projects			2,205,000		713,740	1,491,260	(6)		8.3%
________________________________

(1)	Excluding debt and equity carry.

(2)	Net of anticipated historic tax credits.

(3)	PENN2 (including signage) estimated impact on cash basis NOI and FFO of square feet taken out of service:

	2020	2021	2022
Square feet out of service at end of year	1,140,000	1,190,000	1,200,000
Year-over-year reduction in Cash Basis NOI(i)	(25,000)	(14,000)	—
Year-over-year reduction in FFO(ii)	(19,000)	—	—
________________________________
(i) After capitalization of real estate taxes and operating expenses on space out of service.
(ii) Net of capitalized interest on space out of service under redevelopment.

(4) Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 13.5% projected return is before the ground rent reset in 2023, which may be material.
(5) Achieved as existing leases roll; average remaining lease term 5.1 years.
(6) Expected to be funded from our balance sheet, principally from 220 CPS net sales proceeds.

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

OTHER DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF DECEMBER 31, 2019 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.					Stabilization Year
Other Active Projects	Segment		Budget	Amount Expended		Remainder to be Expended
220 CPS - residential condominiums	Other	397,000	1,450,000	1,372,581	(1)	77,419	N/A
345 Montgomery Street (555 California Street) (70% interest)	Other	78,000	35,000	33,661		1,339	2020
825 Seventh Avenue - office (50% interest)	New York	165,000	15,000	11,564		3,436	2021
Total Other Projects			1,500,000	1,417,806		82,194

Future Opportunities	Segment	Property Zoning Sq. Ft.
Penn District - multiple opportunities - office/residential/retail	New York
Hotel Pennsylvania	New York	2,052,000
260 Eleventh Avenue - office(2)	New York	280,000

Undeveloped Land
29, 31, 33 West 57th Street (50% interest)	New York	150,000
484, 486 Eighth Avenue and 265, 267 West 34th Street	New York	125,000
527 West Kinzie, Chicago	Other	330,000
Rego Park III (32.4% interest)	New York
Total undeveloped land		605,000
____________________

(1)	Excludes land and acquisition costs of 515,426.

(2)	The building is subject to a ground lease which expires in 2114.

There can be no assurance that the above projects will be completed, completed on schedule or within budget.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)

	Year Ended December 31,
	2019	2018		2017
Amounts paid for capital expenditures:
Expenditures to maintain assets	$93,226	$92,386		$111,629
Tenant improvements	98,261	100,191		128,287
Leasing commissions	18,229	33,254		36,447
Recurring tenant improvements, leasing commissions and other capital expenditures	209,716	225,831		276,363
Non-recurring capital expenditures	30,374	43,135		35,149
Total capital expenditures and leasing commissions	$240,090	$268,966		$311,512

	Year Ended December 31,
	2019	2018		2017
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail Building	$265,455	$18,995	(1)	$—
220 CPS	181,177	295,827		265,791
PENN1	51,168	8,856		1,462
345 Montgomery Street	29,441	18,187		5,950
PENN2	28,719	16,288		2,021
606 Broadway	7,434	15,959		15,997
1535 Broadway	1,031	8,645		1,982
Other	84,631	35,429		62,649	(2)
	$649,056	$418,186		$355,852
________________________________

(1)	Includes amounts paid for development from October 30, 2018, the date of consolidation of the Farley Office and Retail Building.

(2)	Primarily relates to our former Washington, DC segment which was spun-off on July 17, 2017.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)

	Year Ended December 31,
	2019	2018		2017
Amounts paid for capital expenditures:
Expenditures to maintain assets	$80,416	$70,954		$79,567
Tenant improvements	84,870	76,187		83,639
Leasing commissions	16,316	29,435		26,114
Recurring tenant improvements, leasing commissions and other capital expenditures	181,602	176,576		189,320
Non-recurring capital expenditures	28,269	31,381		27,762
Total capital expenditures and leasing commissions	$209,871	$207,957		$217,082

	Year Ended December 31,
	2019	2018		2017
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail Building	$265,455	$18,995	(1)	$—
PENN1	51,168	8,856		1,462
PENN2	28,719	16,288		2,021
606 Broadway	7,434	15,959		15,997
1535 Broadway	1,031	8,645		1,982
Other	78,128	20,372		21,912
	$431,935	$89,115		$43,374
________________________________

(1)	Includes amounts paid for development from October 30, 2018, the date of consolidation of the Farley Office and Retail Building.

CAPITAL EXPENDITURES,TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
theMART
(Amounts in thousands)
	Year Ended December 31,
	2019	2018	2017
Amounts paid for capital expenditures:
Expenditures to maintain assets	$9,566	$13,282	$12,772
Tenant improvements	9,244	15,106	8,730
Leasing commissions	827	459	1,701
Recurring tenant improvements, leasing commissions and other capital expenditures	19,637	28,847	23,203
Non-recurring capital expenditures	332	260	—
Total capital expenditures and leasing commissions	$19,969	$29,107	$23,203

	Year Ended December 31,
	2019	2018	2017
Amounts paid for development and redevelopment expenditures:
Common area enhancements	$476	$51	$5,342
Other	1,846	10,739	799
	$2,322	$10,790	$6,141

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)

	Year Ended December 31,
	2019	2018	2017
Amounts paid for capital expenditures:
Expenditures to maintain assets	$3,244	$8,150	$9,689
Tenant improvements	4,147	8,898	19,327
Leasing commissions	1,086	3,360	1,330
Recurring tenant improvements, leasing commissions and other capital expenditures	8,477	20,408	30,346
Non-recurring capital expenditures	1,773	11,494	7,159
Total capital expenditures and leasing commissions	$10,250	$31,902	$37,505

	Year Ended December 31,
	2019	2018	2017
Amounts paid for development and redevelopment expenditures:
345 Montgomery Street	$29,441	$18,187	$5,950
Other	3,896	445	6,465
	$33,337	$18,632	$12,415

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
OTHER
(Amounts in thousands)

	Year Ended December 31,
	2019	2018	2017
Amounts paid for development and redevelopment expenditures:
220 CPS	$181,177	$295,827	$265,791
Other	285	3,822	28,131	(1)
	$181,462	$299,649	$293,922
________________________________

(1)	Primarily relates to our former Washington, DC segment which was spun-off on July 17, 2017.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,666	17,603	1,408	16,012	—	183	—
Retail	2,712	2,240	398	—	1,842	—	—
Residential - 1,679 units	1,526	793	—	—	—	—	793
Alexander's (32.4% interest), including 312 residential units	2,449	793	70	290	350	—	83
Hotel Pennsylvania	1,400	1,400	—	—	—	—	1,400
	28,753	22,829	1,876	16,302	2,192	183	2,276

Other:
theMART	3,901	3,892	75	2,045	105	1,318	349
555 California Street (70% interest)	1,819	1,273	55	1,185	33	—	—
Other	2,837	1,338	140	212	875	—	111
	8,557	6,503	270	3,442	1,013	1,318	460

Total square feet at December 31, 2019	37,310	29,332	2,146	19,744	3,205	1,501	2,736

Total square feet at September 30, 2019	37,121	29,144	1,976	19,740	3,322	1,716	2,390

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,669	10	4,875
theMART	558	4	1,637
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at December 31, 2019	2,806	19	8,059

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share(1)	Annualized Revenues At Share (non-GAAP)(1)	% of Annualized Revenues At Share (non-GAAP)(2)
Facebook	757,653	$77,447	3.4%
IPG and affiliates	967,552	65,705	2.9%
Macy's	646,434	38,271	1.7%
Bloomberg L.P.	303,147	36,928	1.6%
Google/Motorola Mobility (guaranteed by Google)	728,483	35,510	1.6%
AXA Equitable Life Insurance	336,646	35,022	1.6%
Verizon Media Group	327,138	31,941	1.4%
McGraw-Hill Companies, Inc.	479,557	30,833	1.4%
Swatch Group USA(3)	14,950	29,156	1.3%
Ziff Brothers Investments, Inc.	265,657	28,325	1.3%
Amazon (including its Whole Foods subsidiary)	310,272	27,520	1.2%
The City of New York	563,545	25,086	1.1%
AMC Networks, Inc.	326,061	23,932	1.1%
Neuberger Berman Group LLC	288,325	23,302	1.0%
Madison Square Garden & Affiliates	342,822	22,955	1.0%
Bank of America	247,460	22,442	1.0%
JCPenney	426,370	21,654	1.0%
New York University	347,948	20,697	0.9%
PwC	241,196	17,731	0.8%
Victoria's Secret (guaranteed by L Brands, Inc.)(3)	33,164	17,675	0.8%
U.S. Government	578,711	14,326	0.6%
Information Builders, Inc.	210,978	13,368	0.6%
Cushman & Wakefield	127,314	12,890	0.6%
Fast Retailing (Uniqlo)(3)	47,181	12,832	0.6%
New York & Company, Inc.	193,140	11,053	0.5%
Hollister(3)	11,306	10,929	0.5%
Foot Locker	149,987	10,673	0.5%
Forest Laboratories	168,673	10,656	0.5%
Manufacturers & Traders Trust	102,622	10,383	0.5%
Kirkland & Ellis LLP	106,752	10,376	0.5%
			33.5%
________________________________

(1)	Includes leases not yet commenced.

(2)	See reconciliation of our annualized revenue at share on page xiv in the Appendix.

(3)	Tenant annualized revenues adjusted to reflect the transfer of the 45.4% interest in Fifth Avenue and Times Square JV.

OCCUPANCY (unaudited)

	New York	theMART	555 California Street
Occupancy rate at:
December 31, 2019	96.7%	94.6%	99.8%
September 30, 2019	96.8%	95.0%	100.0%
December 31, 2018	97.0%	94.7%	99.4%
September 30, 2018	97.3%	95.5%	99.4%

RESIDENTIAL STATISTICS in service (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
December 31, 2019	1,991	955	97.0%	$3,889
September 30, 2019	1,991	955	96.8%	$3,879
December 31, 2018	1,999	963	96.6%	$3,803
September 30, 2018	1,999	963	96.7%	$3,775

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share	Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
Farley (95.0% interest)	$4,750	None	2116	None
260 Eleventh Avenue	4,191	None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
PENN1:
Land	2,500	2023	2098	Three 25-year renewal options at fair market value ("FMV").
Long Island Railroad Concourse	3,138	2023	2098
Three 25-year renewal options. Rent increases at a rate based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. The next rent increase occurs in 2028 and every ten years thereafter.

888 Seventh Avenue	3,350	2028	2067	Two 20-year renewal options at FMV.
Piers 92 & 94	2,000	2060	2110	Five 10-year renewal options. FMV resets upon exercise of first and fourth renewal options. Fixed rent increases every 5 years through initial term.
330 West 34th Street - 65.2% ground leased	1,906	2021	2149	Three 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600	2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666	None	2118	Rent resets every ten years to FMV.
Other:
Wayne Town Center	4,466	2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	328	None	2042	Fixed rent increases to $650 per annum in 2022 and to $750 per annum in 2032.
Unconsolidated:
61 Ninth Avenue (45.1% interest)	3,240	None	2115
Rent increases in April 2021 and every three-years thereafter based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.

Flushing (Alexander's) (32.4% interest)	259	2027	2037	One 10-year renewal option at 90% of FMV.

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
Penn District:
PENN1
(ground leased through 2098)**								Cisco, WSP USA, Symantec Corporation,
-Office	100.0%	90.6%	$69.21	2,273,000	2,104,000	169,000		United Healthcare Services, Inc., Siemens Mobility
-Retail	100.0%	86.0%	281.94	272,000	102,000	170,000		Bank of America, Shake Shack, Starbucks
	100.0%	90.4%	76.75	2,545,000	2,206,000	339,000	$—

PENN2								EMC
-Office	100.0%	100.0%	63.89	1,572,000	1,193,000	379,000		Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	100.0%	220.26	43,000	39,000	4,000		Chase Manhattan Bank
	100.0%	100.0%	68.80	1,615,000	1,232,000	383,000	575,000 (3)

PENN11
-Office	100.0%	100.0%	62.61	1,113,000	1,113,000	—		Madison Square Garden, AMC Networks, Inc., Information Builders, Inc.*,
								PNC Bank National Association, Starbucks, Macy's
-Retail	100.0%	95.2%	138.21	40,000	40,000	—
	100.0%	99.8%	65.12	1,153,000	1,153,000	—	450,000

100 West 33rd Street
-Office	100.0%	100.0%	67.91	859,000	859,000	—	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	99.0%	130.81	256,000	256,000	—	181,598	JCPenney, Aeropostale, Express, Starbucks, Rose Mansion

330 West 34th Street
(65.2% ground leased through 2149)**								New York & Company, Inc., Structure Tone,
-Office	100.0%	100.0%	65.82	703,000	703,000	—		Deutsch, Inc., Web.com, Footlocker, Home Advisor, Inc.
-Retail	100.0%	34.5%	145.45	21,000	21,000	—		Starbucks
	100.0%	98.6%	66.39	724,000	724,000	—	50,150 (4)

435 Seventh Avenue
-Retail	100.0%	100.0%	70.43	43,000	43,000	—	95,696	Forever 21

7 West 34th Street
-Office	53.0%	100.0%	71.02	458,000	458,000	—		Amazon
-Retail	53.0%	100.0%	343.98	19,000	19,000	—		Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	100.0%	82.15	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	283.80	10,000	10,000	—	—

488 Eighth Avenue
-Retail	100.0%	100.0%	90.85	6,000	6,000	—	—

138-142 West 32nd Street
-Retail	100.0%	100.0%	114.09	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	78,000	78,000	—	205,000	Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Penn District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$101.14		3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	55.08		23,000	23,000	—	—

Other (3 buildings)
-Retail	100.0%	70.0%	203.80		15,000	15,000	—	—

Total Penn District					7,815,000	7,093,000	722,000	2,255,846
Midtown East:
909 Third Avenue
(ground leased through 2063)**									IPG and affiliates, Forest Laboratories,
-Office	100.0%	98.6%	65.64	(5)	1,352,000	1,352,000	—	350,000	Geller & Company, Morrison Cohen LLP,
									United States Post Office, Thomson Reuters LLC, Sard Verbinnen

150 East 58th Street(6)
-Office	100.0%	98.9%	78.02		540,000	540,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	13.1%	17.86		3,000	3,000	—
	100.0%	98.5%	77.98		543,000	543,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	210.65		22,000	16,000	6,000	—	Jonathan Adler, Orangetheory Fitness*, Casper*

966 Third Avenue
-Retail	100.0%	100.0%	107.94		7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	165.23		7,000	7,000	—	—	Wells Fargo

Total Midtown East					1,931,000	1,925,000	6,000	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**									Axon Capital LP, Lone Star US Acquisitions LLC,
-Office	100.0%	92.6%	92.15		870,000	870,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	310.75		15,000	15,000	—		Redeye Grill L.P.
	100.0%	92.7%	94.25		885,000	885,000	—	375,000

57th Street - 2 buildings
-Office	50.0%	72.4%	57.15		81,000	81,000	—
-Retail	50.0%	100.0%	140.71		22,000	22,000	—
	50.0%	70.0%	77.04		103,000	103,000	—	20,000

Total Midtown West					988,000	988,000	—	395,000

Park Avenue:
280 Park Avenue									Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	97.4%	103.27		1,234,000	1,234,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	100.0%	79.14		28,000	28,000	—		Scottrade Inc., Starbucks, Fasano Restaurant*
	50.0%	97.4%	102.72		1,262,000	1,262,000	—	1,200,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property		In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue (Continued):
350 Park Avenue									Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%	97.7%	$108.84	553,000		553,000	—		MFA Financial Inc., M&T Bank, Square Mile Capital Management*
-Retail	100.0%	100.0%	275.40	18,000		18,000	—		Fidelity Investments, AT&T Wireless, Valley National Bank
	100.0%	97.8%	114.08	571,000		571,000	—	$400,000

Total Park Avenue				1,833,000		1,833,000	—	1,600,000
Grand Central:
90 Park Avenue									Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	99.3%	78.99	938,000		938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	152.04	18,000		18,000	—		Citibank, Starbucks
	100.0%	98.8%	79.97	956,000		956,000	—	—

510 Fifth Avenue
-Retail	100.0%	100.0%	162.10	66,000		66,000	—	—	The North Face, Elie Tahari

Total Grand Central				1,022,000		1,022,000	—	—

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	52.0%	95.6%	96.10	246,000		246,000	—		Avolon Aerospace, GCA Savvian Inc.
-Retail	52.0%	100.0%	938.20	69,000		69,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	52.0%	96.2%	228.94	315,000		315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	487.16	114,000	(7)	114,000	—	—	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%	90.2%	86.58	297,000		297,000	—		Cosmetech Mably Int'l LLC.
-Retail	100.0%	83.9%	738.88	32,000		32,000	—		Fendi*, Berluti*
	100.0%	89.8%	125.71	329,000		329,000	—	—

650 Madison Avenue									Memorial Sloan Kettering Cancer Center, Sotheby's International Realty, Inc.,
-Office	20.1%	97.9%	115.42	564,000		564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	100.0%	988.38	37,000		37,000	—		Moncler USA Inc., Tod's, Celine, Domenico Vacca*, Balmain*
	20.1%	98.0%	150.46	601,000		601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	91.06	81,000		81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	9.3%	3,613.83	17,000		17,000	—		MAC Cosmetics
	52.0%	85.3%	153.47	98,000		98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	272.40	57,000		57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	2,981.54	26,000		26,000	—	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				1,540,000		1,540,000	—	1,750,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$100.00	1,077,000	1,077,000	—		Facebook, Verizon Media Group
-Retail	100.0%	92.0%	67.50	105,000	105,000	—		Bank of America N.A., Kmart Corporation
	100.0%	99.3%	97.50	1,182,000	1,182,000	—	$700,000

One Park Avenue								New York University, Clarins USA Inc.,
								BMG Rights Management, Robert A.M. Stern Architect,
-Office	55.0%	100.0%	59.83	865,000	865,000	—		automotiveMastermind
-Retail	55.0%	100.0%	89.49	78,000	78,000	—		Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%	100.0%	62.24	943,000	943,000	—	300,000

4 Union Square South
-Retail	100.0%	91.3%	112.02	206,000	206,000	—	120,000	Burlington, Whole Foods Market, DSW

692 Broadway
-Retail	100.0%	100.0%	96.69	36,000	36,000	—	—	Equinox, Verizon Media Group

Total Midtown South				2,367,000	2,367,000	—	1,120,000

Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick, Cella, Harper & Scinto,
-Office	70.0%	98.4%	86.55	2,042,000	2,042,000	—		Columbia University, LinkLaters*
-Retail	70.0%	100.0%	190.75	75,000	75,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	98.5%	89.39	2,117,000	2,117,000	—	950,000

608 Fifth Avenue (8)
(ground leased through 2033)**
-Office	100.0%	92.4%	76.97	93,000	93,000	—
-Retail	100.0%	—	—	44,000	—	44,000
	100.0%	92.4%	76.97	137,000	93,000	44,000	—

Total Rockefeller Center				2,254,000	2,210,000	44,000	950,000
Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	79.5%	52.57	246,000	246,000	—		Market News International Inc., Fortune Media Group
-Retail	100.0%	100.0%	118.72	5,000	5,000	—		TD Bank
	100.0%	79.9%	54.12	251,000	251,000	—	—

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	441.49	65,000	15,000	50,000		Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	—
	100.0%			85,000	35,000	50,000	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Soho (Continued):
606 Broadway (19 East Houston Street)
-Office	50.0%	100.0%	$114.99	30,000	30,000	—		WeWork
-Retail	50.0%	100.0%	595.76	6,000	6,000	—		HSBC, Harman International*
	50.0%	100.0%	178.23	36,000	36,000	—	$67,804

443 Broadway
-Retail	100.0%	100.0%	104.12	16,000	16,000	—	—	Necessary Clothing

304 Canal Street
-Retail	100.0%	—	—	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%		9,000	9,000	—
	100.0%			13,000	13,000	—	—

334 Canal Street
-Retail	100.0%	—	—	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%		11,000	11,000	—
	100.0%			15,000	15,000	—	—

155 Spring Street
-Retail	100.0%	97.3%	121.40	50,000	50,000	—	—	Vera Bradley

148 Spring Street
-Retail	100.0%	100.0%	196.07	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	100.0%	300.72	6,000	6,000	—		Sandro
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	—
	100.0%			7,000	7,000	—	—

Total Soho				230,000	180,000	50,000	67,804

Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	52.0%	100.0%	223.81	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	52.0%	95.3%	1,073.44	45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	13.90	62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	98.2%	400.12	107,000	107,000	—	—

Total Times Square				268,000	268,000	—	—

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	42.4%	433.10	18,000	14,000	4,000	—	Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	522.44	8,000	8,000	—		Berluti
-Residential (8 units)	100.0%	75.0%		5,000	5,000	—
	100.0%			13,000	13,000	—	—

1131 Third Avenue
-Retail	100.0%	100.0%	178.61	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Upper East Side (Continued):
759-771 Madison Avenue (40 East 66th)
-Retail	100.0%	66.7%	$1,431.01	14,000	14,000	—		John Varvatos
-Residential (5 units)	100.0%	100.0%		12,000	12,000	—
	100.0%			26,000	26,000	—	$—

Total Upper East Side				80,000	76,000	4,000	—

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	95.5%	36.04	471,000	471,000	—	100,000	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	52.92	184,000	184,000	—	—	The City of New York

85 Tenth Avenue								Google, General Services Administration,
								Telehouse International Corp., L-3 Communications,
-Office	49.9%	100.0%	89.18	584,000	584,000	—		Moet Hennessy USA. Inc.
-Retail	49.9%	100.0%	84.95	43,000	43,000	—		IL Posto LLC, Toro NYC Restaurant, L'Atelier
	49.9%	100.0%	88.91	627,000	627,000	—	625,000

537 West 26th Street
-Retail	100%	—	—	14,000	14,000	—	—

61 Ninth Avenue
(ground leased through 2115)**
-Office	45.1%	100.0%	117.93	143,000	143,000	—		Aetna Life Insurance Company
-Retail	45.1%	100.0%	316.08	23,000	23,000	—		Starbucks
	45.1%	100.0%	133.33	166,000	166,000	—	167,500

512 West 22nd Street
-Office	55.0%	100.0%	101.00	173,000	20,000	153,000	109,565	Warner Media, Next Jump*

Total Chelsea/Meatpacking District				1,164,000	1,011,000	153,000	902,065

Upper West Side:
50-70 W 93rd Street
-Residential (325 units)	49.9%	96.6%		283,000	283,000	—	82,500

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	97.6%	—	1,185,000	1,185,000	—
-Retail	50.1%	100.0%	60.52	72,000	56,000	16,000		Duane Reade
	50.1%			1,257,000	1,241,000	16,000	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	112.64	8,000	8,000	—	—	Sarabeth's

Total Tribeca				1,265,000	1,249,000	16,000	675,000
New Jersey:
Paramus
-Office	100.0%	87.2%	25.73	129,000	129,000	—	—	Vornado's Administrative Headquarters

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Properties under Development:
Farley Office and Retail Building (ground and building leased through 2116)**
-Office	95.0%	—	$—	730,000	—	730,000
-Retail	95.0%	—	—	114,000	—	114,000
	95.0%	—	—	844,000	—	844,000	$—

825 Seventh Avenue
-Office	50.0%	—	—	165,000	—	165,000	31,889
-Retail	100.0%	—	—	4,000	—	4,000	—
	51.2%	—	—	169,000	—	169,000	31,889

Total Property under Development				1,013,000	—	1,013,000	31,889

Properties to be Developed:
57th Street (3 properties)
-Land	50.0%	—	—	—	—	—	—

Eighth Avenue and 34th Street (4 properties)
-Land	100.0%	—	—	—	—	—	—

New York Office:

Total		97.1%	$78.64	20,666,000	19,070,000	1,596,000	$8,402,506

Vornado's Ownership Interest		96.9%	$76.26	17,603,000	16,195,000	1,408,000	$5,849,439

New York Retail:

Total		95.2%	$246.31	2,712,000	2,300,000	412,000	$1,120,098

Vornado's Ownership Interest		94.5%	$209.86	2,240,000	1,842,000	398,000	$837,732

New York Residential:

Total		96.8%		1,526,000	1,526,000	—	$757,500

Vornado's Ownership Interest		97.0%		793,000	793,000	—	$379,342

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)		Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$121.81	920,000	896,000	24,000	$500,000		Bloomberg
-Retail	32.4%	92.7%	277.36	155,000	155,000	—	350,000		The Home Depot, The Container Store, Hutong
	32.4%	99.0%	138.43	1,075,000	1,051,000	24,000	850,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	53.18	343,000	148,000	195,000	—		Burlington, Bed Bath & Beyond, Marshalls, IKEA*

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	91.5%	59.78	609,000	609,000	—	56,836	(9)	Century 21, Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	29.18	167,000	167,000	—	—		New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	93.6%	—	255,000	255,000	—	—

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA through 2041)**	32.4%	100.0%	—	—	—	—	68,000		IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%	—	—	—	—	—	—

Total Alexander's	32.4%	96.5%	91.76	2,449,000	2,230,000	219,000	974,836

Hotel Pennsylvania:
-Hotel (1,700 Rooms)	100.0%			1,400,000	1,400,000	—	—

Total New York		96.8%	$94.79	28,753,000	26,526,000	2,227,000	$11,254,940

Vornado's Ownership Interest		96.7%	$88.13	22,829,000	20,953,000	1,876,000	$7,382,360
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)
Weighted average annual rent per square foot and average occupancy percentage for office properties excludes garages and diminimous amounts of storage space. Weighted average annual rent per square foot for retail excludes non-selling space.

(2)	Represents contractual debt obligations.

(3)	Secured amount outstanding on revolving credit facilities.

(4)	Amount represents debt on land which is owned 34.8% by Vornado.

(5)	Excludes US Post Office leased through 2038 (including three five-year renewal options) for which the annual escalated rent is $13.51 PSF.

(6)	Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.

(7)	75,000 square feet is leased from 666 Fifth Avenue Office Condominium.

(8)	In August 2019, we delivered notice to the ground lessor that we will surrender the property in May 2020.

(9)	Net of $195,708 of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

OTHER
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Publicis Groupe (Razorfish), ANGI Home Services, Inc,
								1871, Yelp Inc., Paypal, Inc., Allscripts Healthcare,
								Chicago School of Professional Psychology, Kellogg Company,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	94.5%	$43.98	2,045,000	2,045,000	—		ConAgra Foods Inc., Allstate Insurance Company
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	94.6%	54.22	1,534,000	1,534,000	—		Allsteel Inc., Teknion LLC
-Retail	100.0%	95.8%	56.27	95,000	95,000	—
	100.0%	94.6%	48.56	3,674,000	3,674,000	—	$675,000

Other (2 properties)	50.0%	100.0%	44.53	19,000	19,000	—	31,452
Total theMART, Chicago				3,693,000	3,693,000	—	706,452

Piers 92 and 94 (New York) (ground and building leased through 2110)**	100.0%	—	—	208,000	133,000	75,000	—

Total theMART		94.6%	$48.54	3,901,000	3,826,000	75,000	$706,452

Vornado's Ownership Interest		94.6%	$48.54	3,892,000	3,817,000	75,000	$690,726

555 California Street:
555 California Street	70.0%	99.7%	$81.86	1,506,000	1,506,000	—	$548,075	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	100.0%	82.30	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Lending Home Corporation, Blue Shield

345 Montgomery Street	70.0%	—	—	78,000	—	78,000	—	Regus*

Total 555 California Street		99.8%	$81.92	1,819,000	1,741,000	78,000	$548,075

Vornado's Ownership Interest		99.8%	$81.92	1,273,000	1,218,000	55,000	$383,652

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)**								Barnes & Noble, Hennes & Mauritz,
-Retail	100.0%	100.0%	$260.99	96,000	96,000	—		Sephora, Bank of America
-Residential (39 units)	100.0%	94.9%		59,000	59,000	—
	100.0%	98.1%		155,000	155,000	—	$145,075

Crowne Plaza Times Square (0.64 acres owned in fee; 0.18 acres ground leased through 2187 and 0.05 acres ground leased through 2035)**
-Hotel (795 Rooms)
-Retail	75.3%	99.3%	176.31	50,000	50,000	—		New York Sports Club, Krispy Kreme, BHT Broadway
-Office	75.3%	100.0%	51.04	196,000	196,000	—		American Management Association, Open Jar, Association for Computing Machinery
	75.3%	99.9%	74.07	246,000	246,000	—	271,548

501 Broadway	100.0%	100.0%	291.45	9,000	9,000	—	22,872	Capital One Financial Corporation

Miami, FL:
1100 Lincoln Road
-Retail	100.0%	65.4%	170.52	51,000	51,000	—		Banana Republic
-Theatre	100.0%	100.0%	43.97	79,000	79,000	—		Regal Cinema
	100.0%	86.5%	79.22	130,000	130,000	—	82,750

Total Real Estate Fund	88.7%	95.7%		540,000	540,000	—	$522,245

Vornado's Ownership Interest	28.6%	96.8%		155,000	155,000	—	$152,285
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	67.6%	$46.60	736,000	432,000	—	304,000		Corporate Executive Board, Nathan Associates, Inc.
-Residential - 2 buildings (197 units)	43.7%	99.5%		253,000	253,000	—	—
				989,000	685,000	—	304,000	$38,862

Fashion Centre Mall	7.5%	96.9%	47.75	868,000	868,000	—	—	410,000	Macy's, Nordstrom

Washington Tower	7.5%	75.0%	39.80	170,000	170,000	—	—	40,000	The Rand Corporation

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	32.44	682,000	239,000	443,000	—	—	JCPenney, Costco, Dick's Sporting Goods,
									Nordstrom Rack, 24 Hour Fitness

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		89.9%	$39.52	2,837,000	2,090,000	443,000	304,000	$488,862

Vornado's Ownership Interest		92.7%	$32.24	1,338,000	755,000	443,000	140,000	$53,341
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.

(2)	Owned by tenant on land leased from the company.

(3)	Represents the contractual debt obligations.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	Vice Chairman
Michael J. Franco	President
Joseph Macnow	Executive Vice President - Chief Financial Officer and Chief Administrative Officer
Haim Chera	Executive Vice President - Head of Retail
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate

RESEARCH COVERAGE - EQUITY

James Feldman/Elvis Rodriguez	Steve Sakwa/Jason Green	Alexander Goldfarb/Daniel Santos
Bank of America/BofA Securities	Evercore ISI	Sandler O'Neill
646-855-5808/646-855-1589	212-446-9462/212-446-9449	212-466-7937/212-466-7927

Ross Smotrich/Upal Rana	Richard Skidmore/Melissa Funk	Nicholas Yulico/Joshua Burr
Barclays Capital	Goldman Sachs	Scotia Capital (USA) Inc
212-526-2306/212-526-4887	801-741-5459/801-884-4127	212-225-6904/212-225-5415

John P. Kim/Frank Lee	Daniel Ismail/Dylan Burzinski	John W. Guinee/Aaron Wolf
BMO Capital Markets	Green Street Advisors	Stifel Nicolaus & Company
212-885-4115/415-591-2129	949-640-8780	443-224-1307/443-224-1206

Michael Bilerman/Emmanuel Korchman	Anthony Paolone/Ray Zhong	Michael Lewis/Alexei Siniakov
Citi	JP Morgan	SunTrust Robinson Humphrey
212-816-1383/212-816-1382	212-622-6682/212-622-5411	212-319-5659/212-590-0986

Derek Johnston/Tom Hennessy	Vikram Malhotra/Adam J. Gabalski
Deutsche Bank	Morgan Stanley
212-250-5683/212-250-4063	212-761-7064/212-761-8051

RESEARCH COVERAGE - DEBT

Andrew Molloy	Jesse Rosenthal
Bank of America/Merrill Lynch	CreditSights
646-855-6435	212-340-3816

Thierry Perrein	Mark Streeter
Wells Fargo Securities	JP Morgan
704-410-3262	212-834-5086

Research Coverage - Equity and Debt is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciable real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Net Asset Value ("NAV") - NAV means the sum of the estimated values of our New York Office, New York Retail, New York Residential, theMART and 555 California Street assets, calculated by dividing pro forma 2019 cash basis NOI by the Cap Rate applicable to each such asset category, plus other estimated asset values minus liabilities as of December 31, 2019. “NAV per share” means NAV divided by the number of Vornado common shares outstanding on an Operating Partnership basis as of December 31, 2019. NAV may not be equivalent to enterprise value, and NAV per share may not be equivalent to an appropriate trading price for Vornado common shares. NAV per share is not a representation or guarantee that our common shares will or should trade at this amount, that a shareholder would be able to realize this amount in selling our common shares, that a third party would offer the estimated NAV per share in an offer to purchase all or substantially all of our common shares, that we would actually receive the estimated NAV for the applicable asset or assets upon a sale of those assets, or that a shareholder would receive distributions per share equal to the estimated NAV per share upon sale or liquidation. Investors should not rely on the NAV per share as being an accurate measure of the fair market value of our common shares.
The terms NAV and NAV per share may not be comparable to similar measures presented by others. We consider NAV and NAV per share to be useful supplemental measures which assist both management and investors in estimating the fair value of Vornado. The calculation of NAV and NAV per share involves significant estimates and can be made using various methods. Each individual investor should review our calculation of NAV and NAV per share and make its own determination as to whether the methodology, assumptions and estimates we used to arrive at NAV and NAV per share are appropriate, or whether such investor should use an alternative methodology to perform its own calculations.

- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Year Ended December 31,
		December 31,		September 30, 2019
		2019	2018		2019	2018
Net income attributable to common shareholders	(A)	$193,217	$100,494	$322,906	$3,097,806	$384,832
Per diluted share		$1.01	$0.53	$1.69	$16.21	$2.01
Certain (income) expense items that impact net income attributable to common shareholders:
After-tax net gain on sale of 220 CPS condominium units		$(173,655)	$(67,336)	$(109,035)	$(502,565)	$(67,336)
Our share of loss (income) from real estate fund investments		26,600	24,366	(1,455)	48,808	23,749
Mark-to-market decrease in PREIT common shares (accounted for as a marketable security from March 12, 2019)		2,438	—	4,875	21,649	—
Non-cash impairment losses and related write-offs (primarily 608 Fifth Avenue in 2019)		565	12,000	—	109,157	12,000
After-tax purchase price fair value adjustment related to the increase in ownership of the Farley joint venture		—	(27,289)	—	—	(27,289)
Mark-to-market decrease (increase) in Lexington common shares (sold on March 1, 2019)		—	1,662	—	(16,068)	26,596
Previously capitalized internal leasing costs(1)		—	(1,655)	—	—	(5,538)
Net gains on sale of real estate (primarily our 25% interest in 330 Madison Avenue in 2019)		—	—	(178,769)	(178,769)	(27,786)
Net gain on transfer to Fifth Avenue and Times Square retail JV on April 18, 2019, net of $11,945 attributable to noncontrolling interests		—	—	—	(2,559,154)	—
Net gain from sale of UE common shares (sold on March 4, 2019)		—	—	—	(62,395)	—
Prepayment penalty in connection with redemption of $400 million 5.00% senior unsecured notes due January 2022		—	—	—	22,540	—
Net gain on sale of our ownership interests in 666 Fifth Avenue Office Condominium		—	—	—	—	(134,032)
Our share of additional New York City transfer taxes		—	—	—	—	23,503
Preferred share issuance costs		—	—	—	—	14,486
Other		(2,034)	3,825	(4,811)	(2,892)	5,886
		(146,086)	(54,427)	(289,195)	(3,119,689)	(155,761)
Noncontrolling interests' share of above adjustments		9,250	3,369	18,913	198,599	9,629
Total of certain (income) expense items that impact net income attributable to common shareholders	(B)	$(136,836)	$(51,058)	$(270,282)	$(2,921,090)	$(146,132)
Per diluted share (non-GAAP)		$(0.72)	$(0.27)	$(1.41)	$(15.29)	$(0.76)

Net income attributable to common shareholders, as adjusted (non-GAAP)	(A+B)	$56,381	$49,436	$52,624	$176,716	$238,700
Per diluted share (non-GAAP)		$0.29	$0.26	$0.28	$0.92	$1.25
________________________________

(1)
"Net income attributable to common shareholders, as adjusted" for the three months and year ended December 31, 2018 have been reduced by $1,655 and $5,538, or $0.01 and $0.03 per diluted share, respectively, for previously capitalized internal leasing costs to present 2018 “as adjusted” financial results on a comparable basis with the current year as a result of the January 1, 2019 adoption of a new GAAP accounting standard under which internal leasing costs can no longer be capitalized.

- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Year Ended December 31,
		December 31,		September 30, 2019
		2019	2018		2019	2018
Reconciliation of our net income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income attributable to common shareholders	(A)	$193,217	$100,494	$322,906	$3,097,806	$384,832
Per diluted share		$1.01	$0.53	$1.69	$16.21	$2.01

FFO adjustments:
Depreciation and amortization of real property		$85,609	$104,067	$89,479	$389,024	$413,091
Net losses (gains) on sale of real estate		58	—	(178,769)	(178,711)	(158,138)
Real estate impairment losses		565	12,000	—	32,001	12,000
Net gain on transfer to Fifth Avenue and Times Square JV on April 18, 2019, net of $11,945 attributable to noncontrolling interests		—	—	—	(2,559,154)	—
Net gain from sale of UE common shares (sold on March 4, 2019)		—	—	—	(62,395)	—
Decrease (increase) in fair value of marketable securities:
PREIT		2,438	—	4,875	21,649	—
Lexington (sold on March 1, 2019)		—	1,662	—	(16,068)	26,596
Other		—	(10)	(7)	(48)	(143)
After-tax purchase price fair value adjustment on depreciable real estate		—	(27,289)	—	—	(27,289)
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property		37,389	24,309	37,696	134,706	101,591
Net gains on sale of real estate		—	—	—	—	(3,998)
Decrease in fair value of marketable securities		864	2,081	291	2,852	3,882
		126,923	116,820	(46,435)	(2,236,144)	367,592
Noncontrolling interests' share of above adjustments		(8,278)	(7,229)	3,024	141,679	(22,746)
FFO adjustments, net	(B)	$118,645	$109,591	$(43,411)	$(2,094,465)	$344,846

FFO attributable to common shareholders (non-GAAP)	(A+B)	$311,862	$210,085	$279,495	$1,003,341	$729,678
Convertible preferred share dividends		14	15	14	57	62
FFO attributable to common shareholders plus assumed conversions (non-GAAP)		311,876	210,100	279,509	1,003,398	729,740
Add back of FFO allocated to noncontrolling interests of the Operating Partnership		20,153	13,483	18,328	64,059	46,653
FFO - OP Basis (non-GAAP)		$332,029	$223,583	$297,837	$1,067,457	$776,393
FFO per diluted share (non-GAAP)		$1.63	$1.10	$1.46	$5.25	$3.82

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Year Ended December 31,
		December 31,		September 30, 2019
		2019	2018		2019	2018
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$311,876	$210,100	$279,509	$1,003,398	$729,740
Per diluted share (non-GAAP)		$1.63	$1.10	$1.46	$5.25	$3.82
Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
After-tax net gain on sale of 220 CPS condominium units		$(173,655)	$(67,336)	$(109,035)	$(502,565)	$(67,336)
Our share of loss (income) from real estate fund investments		26,600	24,366	(1,455)	48,808	23,749
Previously capitalized internal leasing costs(1)		—	(1,655)	—	—	(5,538)
Non-cash impairment loss and related write-offs on 608 Fifth Avenue		—	—	—	77,156	—
Prepayment penalty in connection with redemption of $400 million 5.00% senior unsecured notes due January 2022		—	—	—	22,540	—
Our share of additional New York City transfer taxes		—	—	—	—	23,503
Preferred share issuance costs		—	—	—	—	14,486
Other		(3,187)	1,745	(5,229)	(6,119)	(6,109)
		(150,242)	(42,880)	(115,719)	(360,180)	(17,245)
Noncontrolling interests' share of above adjustments		9,396	2,654	7,176	22,989	993
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	(B)	$(140,846)	$(40,226)	$(108,543)	$(337,191)	$(16,252)
Per diluted share (non-GAAP)		$(0.74)	$(0.21)	$(0.57)	$(1.76)	$(0.09)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	(A+B)	$171,030	$169,874	$170,966	$666,207	$713,488
Per diluted share (non-GAAP)		$0.89	$0.89	$0.89	$3.49	$3.73
________________________________

(1)
"FFO attributable to common shareholders plus assumed conversions, as adjusted" for the three months and year ended December 31, 2018 have been reduced by $1,655 and $5,538, or $0.01 and $0.03 per diluted share, respectively, for previously capitalized internal leasing costs to present 2018 “as adjusted” financial results on a comparable basis with the current year as a result of the January 1, 2019 adoption of a new GAAP accounting standard under which internal leasing costs can no longer be capitalized.

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)

		For the Three Months Ended			For the Year Ended December 31,
		December 31,		September 30, 2019
		2019	2018		2019	2018
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$311,876	$210,100	$279,509	$1,003,398	$729,740

Adjustments to arrive at FAD (non-GAAP):
Certain items that impact FAD		(149,907)	(40,968)	(117,506)	(369,977)	(10,759)
Recurring tenant improvements, leasing commissions and other capital expenditures		(45,937)	(66,230)	(73,313)	(222,565)	(237,757)
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		(6,590)	(5,532)	(4,037)	(6,060)	(44,704)
Amortization of debt issuance costs		6,767	9,033	6,934	32,354	38,281
Stock-based compensation expense		5,863	5,532	5,871	53,908	31,722
Personal property depreciation		1,986	1,490	1,673	6,743	6,052
Noncontrolling interests in the Operating Partnership's share of above adjustments		12,246	6,084	11,797	32,207	13,486
FAD adjustments, net(1)	(B)	(175,572)	(90,591)	(168,581)	(473,390)	(203,679)

FAD (non-GAAP)	(A+B)	$136,304	$119,509	$110,928	$530,008	$526,061

FAD payout ratio (2)		93.0%	100.0%	113.8%	95.3%	91.6%
________________________________

(1)	Certain prior year adjustments have been restated in order to conform to the current period presentation which includes our share of partially owned entities.

(2)
FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2019
	2019	2018		2019	2018
Net income	$160,676	$97,821	$363,849	$3,334,262	$422,603
Depreciation and amortization expense	92,926	112,869	96,437	419,107	446,570
General and administrative expense	39,791	32,934	33,237	169,920	141,871
Transaction related costs, impairment losses and other	3,223	14,637	1,576	106,538	31,320
Income from partially owned entities	(22,726)	(3,090)	(25,946)	(78,865)	(9,149)
Loss (income) from real estate fund investments	90,302	51,258	(2,190)	104,082	89,231
Interest and other investment income, net	(5,889)	(7,656)	(3,045)	(21,819)	(17,057)
Interest and debt expense	59,683	83,175	61,448	286,623	347,949
Net gain on transfer to Fifth Avenue and Times Square JV	—	—	—	(2,571,099)	—
Purchase price fair value adjustment	—	(44,060)	—	—	(44,060)
Net gains on disposition of wholly owned and partially owned assets	(203,835)	(81,203)	(309,657)	(845,499)	(246,031)
Income tax expense	22,897	32,669	23,885	103,439	37,633
(Income) loss from discontinued operations	(55)	(257)	8	30	(638)
NOI from partially owned entities	85,990	60,205	86,024	322,390	253,564
NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,417)	(19,771)	(18,096)	(69,332)	(71,186)
NOI at share	305,566	329,531	307,530	1,259,777	1,382,620
Non cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(6,590)	(5,532)	(4,037)	(6,060)	(44,704)
NOI at share - cash basis	$298,976	$323,999	$303,493	$1,253,717	$1,337,916

- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended December 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
New York	$377,626	$466,554	$(184,231)	$(206,696)	$193,395	$259,858	$(3,667)	$(4,219)	$189,728	$255,639
Other	83,342	76,863	(39,744)	(47,624)	43,598	29,239	1,949	1,572	45,547	30,811
Consolidated total	460,968	543,417	(223,975)	(254,320)	236,993	289,097	(1,718)	(2,647)	235,275	286,450
Noncontrolling interests' share in consolidated subsidiaries	(29,910)	(30,436)	12,493	10,665	(17,417)	(19,771)	605	96	(16,812)	(19,675)
Our share of partially owned entities	131,036	98,363	(45,046)	(38,158)	85,990	60,205	(5,477)	(2,981)	80,513	57,224
Vornado's share	$562,094	$611,344	$(256,528)	$(281,813)	$305,566	$329,531	$(6,590)	$(5,532)	$298,976	$323,999

	For the Three Months Ended September 30, 2019
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$380,568	$(188,159)	$192,409	$(314)	$192,095
Other	85,393	(38,200)	47,193	1,586	48,779
Consolidated total	465,961	(226,359)	239,602	1,272	240,874
Noncontrolling interests' share in consolidated subsidiaries	(29,669)	11,573	(18,096)	552	(17,544)
Our share of partially owned entities	129,873	(43,849)	86,024	(5,861)	80,163
Vornado's share	$566,165	$(258,635)	$307,530	$(4,037)	$303,493

	For the Year Ended December 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
New York	$1,577,860	$1,836,036	$(758,304)	$(806,464)	$819,556	$1,029,572	$4,244	$(38,856)	$823,800	$990,716
Other	346,840	327,684	(159,677)	(157,014)	187,163	170,670	6,934	1,823	194,097	172,493
Consolidated total	1,924,700	2,163,720	(917,981)	(963,478)	1,006,719	1,200,242	11,178	(37,033)	1,017,897	1,163,209
Noncontrolling interests' share in consolidated subsidiaries	(114,145)	(111,982)	44,813	40,796	(69,332)	(71,186)	1,315	902	(68,017)	(70,284)
Our share of partially owned entities	492,638	418,819	(170,248)	(165,255)	322,390	253,564	(18,553)	(8,573)	303,837	244,991
Vornado's share	$2,303,193	$2,470,557	$(1,043,416)	$(1,087,937)	$1,259,777	$1,382,620	$(6,060)	$(44,704)	$1,253,717	$1,337,916
________________________________

(1)	Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.

- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED DECEMBER 31, 2019 COMPARED TO DECEMBER 31, 2018 (unaudited)
(Amounts in thousands)

	Total	New York		theMART		555 California Street	Other
NOI at share for the three months ended December 31, 2019	$305,566	$266,284		$22,712		$14,533	$2,037
Less NOI at share from:
Acquisitions	(122)	(122)		—		—	—
Dispositions	(62)	(62)		—		—	—
Development properties	(16,082)	(16,082)		—		—	—
Other non-same store (income) expense, net	(8,164)	(5,969)		(172)		14	(2,037)
Same store NOI at share for the three months ended December 31, 2019	$281,136	$244,049		$22,540		$14,547	$—

NOI at share for the three months ended December 31, 2018	$329,531	$295,199		$10,981		$14,005	$9,346
Less NOI at share from:
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(28,683)	(28,683)		—		—	—
Dispositions	(3,614)	(3,614)		—		—	—
Development properties	(21,797)	(21,811)		—		14	—
Other non-same store (income) expense, net	(13,041)	(3,291)		(463)		59	(9,346)
Same store NOI at share for the three months ended December 31, 2018	$262,396	$237,800		$10,518		$14,078	$—

Increase in same store NOI at share for the three months ended December 31, 2019 compared to December 31, 2018	$18,740	$6,249		$12,022		$469	$—

% increase in same store NOI at share	7.1%	2.6%	(1)	114.3%	(2)	3.3%	—%
________________________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share remained unchanged.

(2)	The three months ended December 31, 2018 includes an additional $12,814 real estate tax expense accrual due to an increase in the tax-assessed value of theMART.

- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE YEAR ENDED DECEMBER 31, 2019 COMPARED TO DECEMBER 31, 2018 (unaudited)
(Amounts in thousands)

	Total	New York		theMART		555 California Street	Other
NOI at share for the year ended December 31, 2019	$1,259,777	$1,072,828		$102,071		$59,657	$25,221
Less NOI at share from:
Acquisitions	(334)	(334)		—		—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(5,479)	(5,479)		—		—	—
Dispositions	(7,420)	(7,420)		—		—	—
Development properties	(54,099)	(54,099)		—		—	—
Other non-same store (income) expense, net	(33,028)	(5,585)		(2,635)		413	(25,221)
Same store NOI at share for the year ended December 31, 2019	$1,159,417	$999,911		$99,436		$60,070	$—

NOI at share for the year ended December 31, 2018	$1,382,620	$1,176,990		$90,929		$54,691	$60,010
Less NOI at share from:
Acquisitions	(121)	(121)		—		—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(84,020)	(84,020)		—		—	—
Dispositions	(14,949)	(14,949)		—		—	—
Development properties	(74,720)	(74,720)		—		—	—
Other non-same store (income) expense, net	(72,930)	(7,825)		(5,155)		60	(60,010)
Same store NOI at share for the year ended December 31, 2018	$1,135,880	$995,355		$85,774		$54,751	$—

Increase in same store NOI at share for the year ended December 31, 2019 compared to December 31, 2018	$23,537	$4,556		$13,662		$5,319	$—

% increase in same store NOI at share	2.1%	0.5%	(1)	15.9%	(2)	9.7%	—%
________________________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share increased by 0.9%.

(2)	Primarily due to $11,131 of tenant reimbursement revenue received in 2019 related to real estate tax expense accrued in 2018.

- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED DECEMBER 31, 2019 COMPARED TO SEPTEMBER 30, 2019 (unaudited)
(Amounts in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share for the three months ended December 31, 2019	$305,566	$266,284		$22,712	$14,533	$2,037
Less NOI at share from:
Acquisitions	(118)	(118)		—	—	—
Dispositions	(62)	(62)		—	—	—
Development properties	(16,087)	(16,087)		—	—	—
Other non-same store (income) expense, net	(8,103)	(5,968)		(172)	74	(2,037)
Same store NOI at share for the three months ended December 31, 2019	$281,196	$244,049		$22,540	$14,607	$—

NOI at share for the three months ended September 30, 2019	$307,530	$265,484		$24,862	$15,265	$1,919
Less NOI at share from:
Dispositions	(262)	(262)		—	—	—
Development properties	(19,429)	(19,429)		—	—	—
Other non-same store (income) expense, net	(11,254)	(8,877)		(532)	74	(1,919)
Same store NOI at share for the three months ended September 30, 2019	$276,585	$236,916		$24,330	$15,339	$—

Increase (decrease) in same store NOI at share for the three months ended December 31, 2019 compared to September 30, 2019	$4,611	$7,133		$(1,790)	$(732)	$—

% increase (decrease) in same store NOI at share	1.7%	3.0%	(1)	(7.4)%	(4.8)%	—%
________________________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share increased by 1.7%.

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NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED DECEMBER 31, 2019 COMPARED TO DECEMBER 31, 2018 (unaudited)
(Amounts in thousands)

	Total	New York		theMART		555 California Street	Other
NOI at share - cash basis for the three months ended December 31, 2019	$298,976	$257,707		$24,646		$14,491	$2,132
Less NOI at share - cash basis from:
Acquisitions	(54)	(54)		—		—	—
Dispositions	(66)	(66)		—		—	—
Development properties	(16,948)	(16,948)		—		—	—
Other non-same store income, net	(9,736)	(7,373)		(172)		(59)	(2,132)
Same store NOI at share - cash basis for the three months ended December 31, 2019	$272,172	$233,266		$24,474		$14,432	$—

NOI at share - cash basis for the three months ended December 31, 2018	$323,999	$288,933		$12,758		$13,784	$8,524
Less NOI at share - cash basis from:
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(27,243)	(27,243)		—		—	—
Dispositions	(3,870)	(3,870)		—		—	—
Development properties	(24,090)	(24,104)		—		14	—
Other non-same store (income) expense, net	(13,400)	(4,416)		(520)		60	(8,524)
Same store NOI at share - cash basis for the three months ended December 31, 2018	$255,396	$229,300		$12,238		$13,858	$—

Increase in same store NOI at share - cash basis for the three months ended December 31, 2019 compared to December 31, 2018	$16,776	$3,966		$12,236		$574	$—

% increase in same store NOI at share - cash basis	6.6%	1.7%	(1)	100.0%	(2)	4.1%	—%
________________________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 1.8%.

(2)	The three months ended December 31, 2018 includes an additional $12,814 real estate tax expense accrual due to an increase in the tax-assessed value of theMART.

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NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE YEAR ENDED DECEMBER 31, 2019 COMPARED TO DECEMBER 31, 2018 (unaudited)
(Amounts in thousands)

	Total	New York		theMART		555 California Street	Other
NOI at share - cash basis for the year ended December 31, 2019	$1,253,717	$1,060,510		$108,130		$60,156	$24,921
Less NOI at share - cash basis from:
Acquisitions	(266)	(266)		—		—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(5,183)	(5,183)		—		—	—
Dispositions	(8,219)	(8,219)		—		—	—
Development properties	(64,359)	(64,359)		—		—	—
Other non-same store (income) expense, net	(52,594)	(24,892)		(2,973)		192	(24,921)
Same store NOI at share - cash basis for the year ended December 31, 2019	$1,123,096	$957,591		$105,157		$60,348	$—

NOI at share - cash basis for the year ended December 31, 2018	$1,337,916	$1,131,563		$94,070		$53,488	$58,795
Less NOI at share - cash basis from:
Acquisitions	(121)	(121)		—		—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(79,427)	(79,427)		—		—	—
Dispositions	(14,764)	(14,764)		—		—	—
Development properties	(81,137)	(81,137)		—		—	—
Other non-same store (income) expense, net	(78,119)	(14,011)		(5,373)		60	(58,795)
Same store NOI at share - cash basis for the year ended December 31, 2018	$1,084,348	$942,103		$88,697		$53,548	$—

Increase in same store NOI at share - cash basis for the year ended December 31, 2019 compared to December 31, 2018	$38,748	$15,488		$16,460		$6,800	$—

% increase in same store NOI at share - cash basis	3.6%	1.6%	(1)	18.6%	(2)	12.7%	—%
________________________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 2.2%.

(2)	Primarily due to $11,131 of tenant reimbursement revenue received in 2019 related to real estate tax expense accrued in 2018.

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NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED DECEMBER 31, 2019 COMPARED TO SEPTEMBER 30, 2019 (unaudited)
(Amounts in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share - cash basis for the three months ended December 31, 2019	$298,976	$257,707		$24,646	$14,491	$2,132
Less NOI at share - cash basis from:
Acquisitions	(49)	(49)		—	—	—
Dispositions	(66)	(66)		—	—	—
Development properties	(16,952)	(16,952)		—	—	—
Other non-same store income, net	(9,678)	(7,374)		(172)	—	(2,132)
Same store NOI at share - cash basis for the three months ended December 31, 2019	$272,231	$233,266		$24,474	$14,491	$—

NOI at share - cash basis for the three months ended September 30, 2019	$303,493	$259,924		$26,588	$15,325	$1,656
Less NOI at share - cash basis from:
Dispositions	(693)	(693)		—	—	—
Development properties	(24,641)	(24,641)		—	—	—
Other non-same store income, net	(12,701)	(10,174)		(871)	—	(1,656)
Same store NOI at share - cash basis for the three months ended September 30, 2019	$265,458	$224,416		$25,717	$15,325	$—

Increase (decrease) in same store NOI at share - cash basis for the three months ended December 31, 2019 compared to September 30, 2019	$6,773	$8,850		$(1,243)	$(834)	$—

% increase (decrease) in same store NOI at share - cash basis	2.6%	3.9%	(1)	(4.8)%	(5.4)%	—%
________________________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 2.6%.

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NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED REVENUES TO OUR PRO RATA SHARE OF REVENUES (ANNUALIZED) (unaudited)
(Amounts in thousands)

For the Three Months Ended December 31, 2019
Consolidated revenues	$460,968
Noncontrolling interest adjustments	(29,910)
Consolidated revenues at our share (non-GAAP)	431,058
Unconsolidated revenues at our share (non-GAAP)	131,036
Our pro rata share of revenues (non-GAAP)	$562,094
Our pro rata share of revenues (annualized) (non-GAAP)	$2,248,376

RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONTRACTUAL DEBT (NON-GAAP) (unaudited)
(Amounts in thousands)

	As of December 31, 2019
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$5,639,897	$30,119	$5,670,016
Senior unsecured notes	445,872	4,128	450,000
$750 Million unsecured term loan	745,840	4,160	750,000
$2.75 Billion unsecured revolving credit facilities	575,000	—	575,000
	$7,406,609	$38,407	$7,445,016

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NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO EBITDAre (unaudited)
(Amounts in thousands)

EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.

	For the Three Months Ended			For the Year Ended December 31, 2019
	December 31,		September 30, 2019
	2019	2018		2019	2018
Reconciliation of net income to EBITDAre (non-GAAP):
Net income	$160,676	$97,821	$363,849	$3,334,262	$422,603
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	58,592	21,886	(5,774)	24,547	53,023
Net income attributable to the Operating Partnership	219,268	119,707	358,075	3,358,809	475,626
EBITDAre adjustments at share:
Net gains on sales of depreciable real estate	58	—	(178,769)	(178,711)	(162,136)
Depreciation and amortization expense	124,984	129,866	128,848	530,473	520,791
Interest and debt expense	86,832	106,267	87,252	390,139	448,290
Income tax expense	22,975	32,797	24,012	103,917	38,003
Net gain on transfer to Fifth Avenue and Times Square JV on April 18, 2019, net of $11,945 attributable to noncontrolling interests	—	—	—	(2,559,154)	—
Real estate impairment losses	565	12,000	—	32,001	12,000
EBITDAre at share	454,682	400,637	419,418	1,677,474	1,332,574
EBITDAre attributable to noncontrolling interests in consolidated subisidiaries	(52,531)	(8,393)	20,309	8,150	(1,314)
EBITDAre (non-GAAP)	$402,151	$392,244	$439,727	$1,685,624	$1,331,260

- xv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended			For the Year Ended December 31, 2019
	December 31,		September 30, 2019
	2019	2018		2019	2018
EBITDAre (non-GAAP)	$402,151	$392,244	$439,727	$1,685,624	$1,331,260

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	52,531	8,393	(20,309)	(8,150)	1,314

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium units	(203,893)	(81,224)	(130,888)	(604,393)	(81,224)
Our share of loss (income) from real estate fund investments	26,600	24,366	(1,455)	48,808	23,749
Mark-to-market decrease in PREIT common shares (accounted for as a marketable security from March 12, 2019)	2,438	—	4,875	21,649	—
Purchase price fair value adjustment related to Farley Post Office	—	(44,060)	—	—	(44,060)
Mark-to-market decrease (increase) in Lexington common shares (sold on March 1, 2019)	—	1,662	—	(16,068)	26,596
Previously capitalized internal leasing costs(1)	—	(1,655)	—	—	(5,538)
Non-cash impairment loss and related write-offs on 608 Fifth Avenue	—	—	—	77,156	—
Net gain from sale of UE common shares (sold on March 4, 2019)	—	—	—	(62,395)	—
Our share of additional New York City transfer taxes	—	—	—	—	23,503
Other	4,146	3,816	(5,320)	1,650	(18,499)
Total of certain (income) expense items that impact EBITDAre	(170,709)	(97,095)	(132,788)	(533,593)	(75,473)

EBITDAre, as adjusted (non-GAAP)	$283,973	$303,542	$286,630	$1,143,881	$1,257,101
________________________________

(1)
"EBITDAre, as adjusted" for the three months and year ended December 31, 2018 have been reduced by $1,655 and $5,538, respectively for previously capitalized internal leasing costs to present 2018 “as adjusted” financial results on a comparable basis with the current year as a result of the January 1, 2019 adoption of a new GAAP accounting standard under which internal leasing costs can no longer be capitalized.

- xvi -